SCUDDER
INVESTMENTS(SM)
[LOGO]

-------------------------
EQUITY/GROWTH
-------------------------

Scudder Classic
Growth Fund

Fund #058

Annual Report
October 31, 1999

The fund seeks long-term growth of capital with reduced share price volatility compared to other growth mutual funds.

Scudder Classic Growth Fund is properly known as Classic Growth Fund.

Content
--------------------------------------------------------------------------------

               4    Letter from the Fund's President

               6    Performance Update

               8    Portfolio Summary

              10    Portfolio Management Discussion

              14    Glossary of Investment Terms

              15    Investment Portfolio

              20    Financial Statements

              23    Financial Highlights

              24    Notes to Financial Statements

              33    Report of Independent Accountants

              34    Tax Information

              35    Officers and Trustees

              36    Investment Products and Services

              38    Scudder Solutions


2 SCUDDER CLASSIC GROWTH FUND

Scudder Classic Growth Fund
--------------------------------------------------------------------------------
ticker symbol SCCGX                                              fund number 058
--------------------------------------------------------------------------------

Date of               o    The fund benefited from strong performance by
Inception:                 large-cap growth stocks over the past 12 months, as
9/9/96                     investors sought shelter from perceived market risks.

Total Net             o    We have uncovered a number of what we saw as quality
Assets of                  stocks at the forefront of the convergence of
Scudder                    communications and technology, which allowed the fund
Shares as of               to participate in the explosive growth of the
10/31/99:                  Internet.
$143 million
                      o    The Scudder shares of the fund returned 32.12% for
                           the 12 month period, which beat the 25.68% return of the fund's unmanaged benchmark, the S&P 500, and the 26.11% return for the large-cap core fund category, as calculated by Lipper Analytical Services.


                                                   SCUDDER CLASSIC GROWTH FUND 3

Letter from the Fund's President
--------------------------------------------------------------------------------

[PHOTO]

Lynn S. Birdsong,
President,
Classic Growth
Fund

Dear Shareholders,

For much of the past year, the broad equity market has been led by a narrow group of large-cap growth stocks. During this time, investors concerned that a pickup in economic growth could lead to higher interest rates focused on higher-quality, better-known companies that they believe will continue to deliver consistent earnings growth. This pattern was briefly interrupted during the spring, when value stocks rallied sharply but, in general, investors have continued to avoid stocks with less-certain outlooks. Major beneficiaries of this trend have been telecommunications and technology stocks, where a wide range of companies have been helped by the explosive growth of the internet, as well as Corporate America's continuing need for technology-driven productivity improvements.

Classic Growth Fund, which seeks to invest in rapidly growing companies trading at reasonable prices, was we believe, well-positioned to prosper in this environment. While it is unlikely that growth stocks will continue to outperform by such a wide margin in the coming years, we believe that management's consistent approach is well-suited for attractive long-term performance across a variety of investment conditions.

Over the 12 month period, Scudder shares of the fund outperformed both the fund's benchmark, the S&P 500 Index, and the average for funds in the Lipper large-cap core category. For more information on management's approach to


4 SCUDDER CLASSIC GROWTH FUND

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stockpicking, please turn to the Portfolio Management Discussion that begins on page 10.

Finally, we have changed the fund's fiscal year-end from August 31 to October 31 as part of a larger effort to create efficiencies and reduce the costs of producing Scudder fund regulatory materials such as fund reports and prospectuses. Going forward, you will receive regular reports following the fund's annual and semiannual periods ending in October and April.

Thank you for your continued investment in the Scudder shares of the Classic Growth Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337), or visit our Web site at www.scudder.com.

Sincerely,


/s/ Lynn S. Birdsong

Lynn S. Birdsong
President,
Classic Growth Fund


                                                   SCUDDER CLASSIC GROWTH FUND 5

Performance Update
--------------------------------------------------------------------------------
                                                                October 31, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                 Classic Growth Fund
                  - Scudder Shares                S&P 500 Index*

                  9/96**     10000                   10000
                 10/96       10276                   10159
                  4/97       11788                   11632
                 10/97       13577                   13921
                  4/98       16632                   16454
                 10/98       16563                   15418
                  4/99       20260                   18316
                 10/99       20817                   20370


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                 Average
Period ended 10/31/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Classic Growth Fund -- Scudder Shares
--------------------------------------------------------------------------------
1 year                        $ 13,212               32.12%              32.12%
Life of Class**               $ 21,406              114.06%              27.46%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
1 year                        $ 12,568               25.68%              25.68%
Life of Class**               $ 20,817              108.17%              26.83%
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on September 9, 1996. Index comparisons begin September 30, 1996.


6 SCUDDER CLASSIC GROWTH FUND

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Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE CLASS TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)*


                         Yearly periods ended October 31

                 Classic Growth Fund
                  - Scudder Shares                S&P 500 Index*

              1996       6.75                            2.76
              1997      37.04                           32.12
              1998      10.75                           21.99
              1999      32.12                           25.68


                          1996**        1997           1998           1999
--------------------------------------------------------------------------------
Class Total
Return (%)                 6.75         37.04          10.75          32.12

Index Total
Return (%)                 2.76         32.12          21.99          25.68

Net Asset
Value ($)                 12.81         17.51          19.04          24.20

Income
Dividends ($)                --           .04            .04             --

Capital Gains
Distributions ($)            --            --            .29            .81

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on September 9, 1996. Index comparisons begin September 30, 1996.

      Effective April 16, 1998, the Fund changed its name from Scudder Classic Growth Fund to Classic Growth Fund and an additional three classes of shares were offered. Existing shares of Classic Growth Fund outstanding on that date were redesignated Scudder Shares of the Fund. The total return information provided is for the Fund's Scudder Share class. Performance is historical, assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total return for the one year and life of Class periods would have been lower.


                                                   SCUDDER CLASSIC GROWTH FUND 7

Portfolio Summary
--------------------------------------------------------------------------------
                                                                October 31, 1999

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------
                                                       The fund remains close to
                                                      fully invested in domestic
                                                                  growth stocks.

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Equity Holdings             97%
Cash Equivalents             3%
-------------------------------
                           100%
-------------------------------

--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
(Excludes 3% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                         Our technology holdings
                                                        benefited from continued
Technology                  23%                          strength in spending on
Health                      16%                    semiconductors, semiconductor
Financial                   10%                           equipment, and network
Consumer Discretionary      10%                                       equipment.
Consumer Staples             8%
Media                        8%
Manufacturing                8%
Durables                     5%
Energy                       5%
Other                        7%
-------------------------------
                           100%
-------------------------------


8 SCUDDER CLASSIC GROWTH FUND

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(26% of Portfolio)                                       The fund's top holdings
                                                    reflect our desire to invest
1.  Microsoft Corp.                                         in companies that we
    Developer of computer software                           believe can provide
                                                          growth at a reasonable
2.  Intel Corp.                                                           price.
    Producer of semiconductor memory circuits

3.  General Electric Co.
    Producer of electrical equipment

4.  Home Depot, Inc.
    Building materials and home improvement stores

5.  MCI WorldCom, Inc.
    Provider of local, long distance, international, and Internet services

6.  Royal Dutch Petroleum Co.
    International energy company

7.  Proctor & Gamble Co.
    Diversified manufacturer of consumer products

8.  Federal National Mortgage Association
    Insurer and holder of mortgage loans

9.  American Express Credit Corp.
    Travel and investment services, insurance, banking

10. Bristol-Myers Squibb Co.
    Diversified pharmaceutical and consumer products company

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                                                   SCUDDER CLASSIC GROWTH FUND 9

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                October 31, 1999

Dear Shareholders,

For most of the past year, growth-company stocks have outperformed virtually all other sectors of the equity market. This outperformance was due in part to an unwinding of a worldwide financial crisis, which led to concerns of stronger growth and higher interest rates. In this environment, investors looked for higher-quality, well-known companies that they believed could weather periods of uncertainty. Many of these companies were in telecommunications and technology. The need for communications infrastructure is increasing exponentially as the Internet grows, and the technology and telecommunications businesses are rapidly blending together as a result. We believe the companies at the forefront of this convergence will experience the fastest growth, which should in turn justify their higher multiples. Also, as we approach the end of 1999, the expected slowdown in computer-related spending has not developed, while the spending cycle for semiconductors, semiconductor equipment, and network equipment looks strong. For these reasons, we are maintaining the fund's overweight position in technology. Examples of stocks in this category that have performed well for us are Sun Microsystems (up 26% over the twelve months), EMC (127%), Cisco Systems (135%), Lucent Technologies (60%), Corning (118%), and MCI Worldcom (55%).

The strength of these and other stocks in our portfolio has been reflected in the performance of Scudder shares of the fund, which returned 32.12% for the 12 month period, beating the 25.68% return of the fund's unmanaged benchmark, the S&P 500. In addition, the Scudder shares of the fund's return placed the Scudder shares ahead of the 26.11% average of the Lipper large-cap core fund category. While we believe that the fund has benefited from our disciplined stock selection, as well as a market climate that was favorable to our investment universe, we also feel that our approach of looking for growth at a reasonable price should allow us to outperform in an environment that is less favorable for growth stocks.


10 SCUDDER CLASSIC GROWTH FUND

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Outside of technology and telecommunications, we continue to favor the media and health care sectors. While both have seen periods of volatility in recent months, we feel that our holdings in these industries should show continued strong earnings growth over time, and we are taking advantage of market dips to add to our positions.

At the same time, we reduced our weighting in the retail and financial sectors based on our concern that the economic backdrop for these sectors may be challenging. In retailing, for example, the backdrop has been quite favorable in recent years, with a strong economy, low interest rates (until recently), and high levels of consumer spending all contributing to stronger earnings. The stocks in this sector performed well as a result, and boosted returns for the fund in the first half of the year. However, we became skeptical that there was much more upside potential for these companies and we trimmed our weightings in Home Depot and Dayton Hudson, among others, and put the cash to work elsewhere. At the same time, we added to a handful of holdings that we feel will continue to deliver superior earnings growth, including Wal-Mart and Circuit City, an electronics retailer that is riding the strong spending wave of consumers moving from analog to digital technology across a wide range of products, such as phones, TVs, and radios.

Similarly, we trimmed our holdings in financial services companies, based on our belief that their current growth rate will not be sustainable going forward. Interest rates have risen, revenue growth appears to be slowing, and lending spreads are widening. Consequently, we eliminated our positions in Allstate, Conseco, MBIA, and BankAmerica, while holding on to stocks in which we have more confidence, such as American Express, AIG, and Fannie Mae.

Two stocks that we think deserve particular mention are Pepsi and McDonald's. Pepsi has been an underperformer for years, due in part to erratic earnings and a complicated business mix, but we now believe it offers growth at an attractive price. It recently divested its restaurant and


                                                  SCUDDER CLASSIC GROWTH FUND 11

--------------------------------------------------------------------------------

bottling businesses, creating a slimmer and more focused operation. Although in our view Pepsi has emerged as a dependable earnings story, the market has not yet recognized its turnaround potential. Expecting consistent growth of 12-15% over the next several years, we have taken the opportunity to accumulate shares at a below-market multiple.

McDonald's, in our view, is well-positioned as the world's dominant quick-service restaurant brand, with a leading market share and store count. We expect the company to continue to outperform within its sector due to favorable same-store volume growth, an ongoing share repurchase program, and an improving environment in emerging markets. Although the company's growth rate is above that of the overall market, it is trading at a lower P/E ratio.

We have taken two important lessons from the market's performance over the past few years. First, it has not paid to underestimate the resilience of the U.S. economy or the ability of the central bankers to keep things on an even keel. Second, it has once again proven worthwhile to keep a long-term view and to avoid the temptation to sell when market conditions deteriorate. While we remain cautious on the outlook for the months ahead, especially with the Federal Reserve in a tightening mode, we believe the fund will continue to benefit from our disciplined investment style.

Sincerely,

Your Portfolio Management Team


/s/ William F. Gadsden                   /s/ Bruce F. Beaty

William F. Gadsden                       Bruce F. Beaty


12 SCUDDER CLASSIC GROWTH FUND

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Classic Growth Fund:
A Team Approach to Investing

Classic Growth Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

[PHOTO]
William F. Gadsden

Co-lead portfolio manager William F. Gadsden, who joined the Adviser in 1983, focuses on overall investment strategy and has 15 years of investment industry experience.

[PHOTO]
Bruce F. Beaty

Co-lead portfolio manager Bruce F. Beaty focuses on securities selection and assists with the creation and implementation of investment strategy for the fund. Mr. Beaty joined the Adviser in 1991 and has 16 years of investment industry experience.


                                                  SCUDDER CLASSIC GROWTH FUND 13

Glossary of Investment Terms
--------------------------------------------------------------------------------

           Bottom-Up       An investment style that focuses on the use of
     Investing Style       research to assess the performance of individual
                           companies before considering the impact of economic trends. This approach, which is the opposite of "top-down" investing, assumes that the most significant determinant of performance is individual stock selection, rather than industry or country allocation.

     Cyclical Stocks       Companies whose earnings are closely tied to
                           the business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

        Growth Stock       Stock of a company that has displayed
                           above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole.
                           Distinct from value stock.

      Price/Earnings       A widely used gauge of a stock's valuation that
         Ratio (P/E)       indicates what investors are paying for a company's
     (also "earnings       earning power at the current stock price. A P/E
          multiple")       ratio may be based on a company's projected
                           earnings for the coming 12 months. A higher
                           "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

           Weighting       Refers to the allocation of assets -- usually in
        (over/under)       terms of sectors, industries, or countries -- within
                           a portfolio relative to the portfolio's benchmark index or investment universe.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


14 SCUDDER CLASSIC GROWTH FUND

Investment Portfolio                                      as of October 31, 1999
--------------------------------------------------------------------------------

                                                          Principal    Market
                                                           Amount     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 2.8%
--------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust
   Company dated 10/29/1999 at 5.2%, to be repurchased
   at $6,920,998 on 11/1/1999, collateralized by a
   $6,955,000 U.S. Treasury Note Inflationary Index,                  ----------
   3.375%, 1/15/2007 (Cost $6,918,000) ...............    6,918,000    6,918,000
                                                                      ----------

                                                            Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 97.2%
--------------------------------------------------------------------------------

Consumer Discretionary 9.3%
Department & Chain Stores 6.6%
Dayton Hudson Corp. ..................................       69,300    4,478,513
Home Depot, Inc. .....................................       87,900    6,636,450
Wal-Mart Stores, Inc. ................................       64,400    3,650,675
Walgreen Co. .........................................       74,000    1,863,875
                                                                      ----------
                                                                      16,629,513
                                                                      ----------

Recreational Products 0.6%
Premier Parks, Inc.* .................................       54,600    1,579,988
                                                                      ----------

Restaurants 1.4%
McDonald's Corp. .....................................       84,900    3,502,125
                                                                      ----------

Specialty Retail 0.7%
Circuit City Stores Inc. .............................       42,200    1,801,413
                                                                      ----------

Consumer Staples 7.7%
Alcohol & Tobacco 1.0%
Anheuser-Busch Companies, Inc.* ......................       35,500    2,549,344
                                                                      ----------

Food & Beverage 2.4%
Bestfoods ............................................       47,800    2,808,250
PepsiCo, Inc. ........................................       94,400    3,274,500
                                                                      ----------
                                                                       6,082,750
                                                                      ----------

Package Goods/Cosmetics 4.3%
Colgate-Palmolive Co. ................................       45,900    2,776,950
Gillette Co. .........................................       52,300    1,892,606

    The accompanying notes are an integral part of the financial statements.


                                                  SCUDDER CLASSIC GROWTH FUND 15

--------------------------------------------------------------------------------

                                                                        Market
                                                             Shares    Value ($)
--------------------------------------------------------------------------------

Procter & Gamble Co. .................................       57,500    6,030,313
                                                                      ----------
                                                                      10,699,869
                                                                      ----------

Health 15.4%
Biotechnology 2.7%
Amgen Inc.* ..........................................       16,800    1,339,800
Genentech, Inc.* .....................................       15,200    2,215,400
Immunex Corp.* .......................................       29,700    1,871,100
MedImmune, Inc.* .....................................       13,000    1,456,000
                                                                      ----------
                                                                       6,882,300
                                                                      ----------

Health Industry Services 0.9%
IMS Health Inc. ......................................       81,000    2,349,000
                                                                      ----------

Medical Supply & Specialty 2.2%
Baxter International, Inc. ...........................       62,450    4,051,444
VISX Inc.* ...........................................       23,200    1,451,450
                                                                      ----------
                                                                       5,502,894
                                                                      ----------

Pharmaceuticals 9.6%
Allergan, Inc. .......................................       26,700    2,866,913
American Home Products Corp. .........................       61,100    3,192,475
Bristol-Myers Squibb Co. .............................       70,400    5,407,600
Johnson & Johnson ....................................       22,200    2,325,450
Pfizer, Inc. .........................................       75,000    2,962,500
Schering-Plough Corp. ................................       49,500    2,450,250
Warner-Lambert Co. ...................................       61,200    4,884,525
                                                                      ----------
                                                                      24,089,713
                                                                      ----------

Communications 5.9%
Cellular Telephone 1.9%
Nokia Oy "A" (ADR) ...................................       41,600    4,807,400
                                                                      ----------

Telephone/Communications 4.0%
Bell Atlantic Corp. ..................................       53,450    3,470,907
MCI WorldCom, Inc.* ..................................       75,350    6,465,972
                                                                      ----------
                                                                       9,936,879
                                                                      ----------

Financial 9.8%
Insurance 3.0%
AFLAC, Inc. ..........................................       50,000    2,556,250
American International Group, Inc. ...................       47,350    4,874,091
                                                                      ----------
                                                                       7,430,341
                                                                      ----------

Consumer Finance 4.6%
American Express Credit Corp. ........................       35,300    5,436,200

    The accompanying notes are an integral part of the financial statements.


16 SCUDDER CLASSIC GROWTH FUND

--------------------------------------------------------------------------------

                                                                        Market
                                                             Shares    Value ($)
--------------------------------------------------------------------------------

Associates First Capital Corp. .......................       59,300    2,164,450
Citigroup, Inc. ......................................       70,650    3,823,931
                                                                      ----------
                                                                      11,424,581
                                                                      ----------

Other Financial Companies 2.2%
Federal National Mortgage Association ................       78,200    5,532,650
                                                                      ----------

Media 8.2%
Advertising 1.6%
Omnicom Group, Inc. ..................................       46,200    4,065,600
                                                                      ----------

Broadcasting & Entertainment 1.8%
Infinity Broadcasting Corp*  .........................       62,400    2,156,700
Viacom Inc. "B"* .....................................       52,100    2,331,475
                                                                      ----------
                                                                       4,488,175
                                                                      ----------

Cable Television 3.3%
AT&T Corp-- Liberty Media Group* .....................      126,400    5,016,500
Comcast Corp. "A" ....................................       80,000    3,370,000
                                                                      ----------
                                                                       8,386,500
                                                                      ----------

Print Media 1.4%
Tribune Co. ..........................................       58,900    3,534,000
                                                                      ----------

Service Industries 2.7%
EDP Services
Automatic Data Processing, Inc. ......................       67,500    3,252,656
Electronic Data Systems Corp. ........................       60,200    3,521,700
                                                                      ----------
                                                                       6,774,356
                                                                      ----------

Durables 2.9%
Aerospace 0.9%
United Technologies Corp. ............................       37,600    2,274,800
                                                                      ----------

Telecommunications Equipment 2.0%
Lucent Technologies, Inc. ............................       81,100    5,210,675
                                                                      ----------

Manufacturing 7.9%
Diversified Manufacturing 4.9%
General Electric Co. .................................       53,700    7,279,706
Textron, Inc. ........................................       26,700    2,060,906
Tyco International Ltd. (New) ........................       75,000    2,995,312
                                                                      ----------
                                                                      12,335,924
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.


                                                 SCUDDER CLASSIC GROWTH FUND  17

--------------------------------------------------------------------------------

                                                                        Market
                                                             Shares    Value ($)
--------------------------------------------------------------------------------

Electrical Products 0.9%
Emerson Electric Co. .................................       37,000    2,222,312
                                                                      ----------

Industrial Specialty 2.1%
Corning, Inc. ........................................       66,400    5,220,700
                                                                      ----------

Technology 22.5%
Computer Software 7.5%
America Online Inc.* .................................       40,500    5,252,344
Electronic Arts Inc.* ................................       18,100    1,462,706
Microsoft Corp.* .....................................       91,500    8,469,469
Oracle Systems Corp.* ................................       76,100    3,619,506
                                                                      ----------
                                                                      18,804,025
                                                                      ----------

Diverse Electronic Products 2.8%
Applied Materials, Inc.* .............................       48,200    4,328,963
Motorola, Inc. .......................................       27,700    2,699,019
                                                                      ----------
                                                                       7,027,982
                                                                      ----------

EDP Peripherals 1.6%
EMC Corp.* ...........................................       55,100    4,022,300
                                                                      ----------

Electronic Components/Distributors 2.4%
Broadcom Corp.* ......................................       15,200    1,942,750
Cisco Systems, Inc.* .................................       54,900    4,062,600
                                                                      ----------
                                                                       6,005,350
                                                                      ----------

Electronic Data Processing 4.1%
Hewlett-Packard Co. ..................................       22,300    1,651,594
International Business Machines Corp. ................       40,400    3,974,350
Sun Microsystems, Inc.* ..............................       45,100    4,772,144
                                                                      ----------
                                                                      10,398,088
                                                                      ----------

Semiconductors 4.0%
Intel Corp. ..........................................      105,140    8,141,778
Xilinx, Inc.* ........................................       24,500    1,926,313
                                                                      ----------
                                                                      10,068,091
                                                                      ----------

Energy 4.9%
Oil & Gas Production 2.4%
Royal Dutch Petroleum Co. (New York shares) ..........      101,300    6,071,669
                                                                      ----------

Oil Companies 1.1%
Mobil Corp. ..........................................       29,700    2,866,050
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.


18 SCUDDER CLASSIC GROWTH FUND

--------------------------------------------------------------------------------

                                                                        Market
                                                             Shares    Value ($)
--------------------------------------------------------------------------------

Oilfield Services/Equipment 1.3%
Schlumberger Ltd. ....................................       54,500    3,300,656
                                                                     -----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $195,918,762)                              243,878,013
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $202,836,762) (a)         250,796,013
--------------------------------------------------------------------------------

*     Non-income producing security.

(a) The cost for federal income tax purposes was $203,204,299. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $47,591,714. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $50,447,640 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,855,926.

    The accompanying notes are an integral part of the financial statements.


                                                  SCUDDER CLASSIC GROWTH FUND 19

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of October 31, 1999
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments, at market (identified cost $202,836,762) ..........   $ 250,796,013
Receivable for Fund shares sold ................................         422,614
Dividends and interest receivable ..............................         115,688
Deferred organization expenses .................................          12,980
Other assets ...................................................              87
                                                                   -------------
Total assets ...................................................     251,347,382

Liabilities
--------------------------------------------------------------------------------
Due to custodian bank ..........................................             813
Payable for Fund shares redeemed ...............................         360,815
Accrued management fee .........................................          86,750
Other payables and accrued expenses ............................         525,386
                                                                   -------------
Total liabilities ..............................................         973,764
--------------------------------------------------------------------------------
Net assets, at market value                                        $ 250,373,618
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Unrealized appreciation (depreciation) on investments ..........      47,959,251
Accumulated net realized gain (loss) ...........................      11,647,274
Paid-in capital ................................................     190,767,093
--------------------------------------------------------------------------------
Net assets, at market value                                        $ 250,373,618
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Scudder Shares

Net asset value, offering and redemption price per share
   ($143,184,542 / 5,916,346 outstanding shares of beneficial
   interest, $.01 par value, unlimited number of shares            -------------
   authorized) .................................................          $24.20
                                                                   -------------

Class A Shares

Net asset value and redemption price per share ($62,624,202 /
   2,577,236 outstanding shares of beneficial interest,            -------------
   $.01 par value, unlimited number of shares authorized) ......          $24.30
                                                                   -------------

                                                                   -------------
Maximum offering price per share (100 / 94.25 of $24.30) .......          $25.78
                                                                   -------------

Class B Shares

Net asset value offering and redemption price (subject to
   contingent deferred sales change) per share ($37,439,981 /
   1,561,446 outstanding shares of beneficial interest,            -------------
   $.01 par value, unlimited number of shares authorized) ......          $23.98
                                                                   -------------

Class C Shares

Net asset value offering and redemption price (subject to
   contingent deferred sales change) per share ($7,124,893 /
   297,185 outstanding shares of beneficial interest,              -------------
   $.01 par value, unlimited number of shares authorized) ......          $23.97
                                                                   -------------

    The accompanying notes are an integral part of the financial statements.


20 SCUDDER CLASSIC GROWTH FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

                                                             Two Months
                                                                Ended       Year Ended
                                                             October 31,    August 31,
Investment Income                                               1999           1999
---------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $23 and
   $26,929, respectively) ..............................   $    257,469    $  1,623,231
Interest ...............................................         60,060         431,526
                                                           ------------    ------------
                                                                317,529       2,054,757
Expenses:
Management fee .........................................        268,928       1,307,022
Services to shareholders ...............................        240,776       1,454,320
Custodian and accounting fees ..........................         19,672         109,414
Distribution service fees ..............................         48,220         184,290
Administrative services fees ...........................         39,857         137,913
Trustees' fees and expenses ............................          6,893          35,708
Auditing ...............................................         33,306          21,670
Registration fees ......................................         20,374         128,855
Reports to shareholders ................................         24,980         114,028
Legal ..................................................          2,013          13,482
Amortization of organization expense ...................            801           4,073
Other ..................................................          2,011          42,873
                                                           ------------    ------------
Total expenses before reductions .......................        707,831       3,553,648
Expense reductions .....................................        (96,752)       (566,549)
                                                           ------------    ------------
Expenses, net ..........................................        611,079       2,987,099
---------------------------------------------------------------------------------------
Net investment income (loss)                                   (293,550)       (932,342)
---------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on
investment transactions
---------------------------------------------------------------------------------------
Net realized gain (loss) from investments ..............      2,343,968       9,396,870
Net unrealized appreciation (depreciation) during the
   period on investments ...............................     14,900,813      44,795,107
---------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                   17,244,781      54,191,977
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                 $ 16,951,231    $ 53,259,635
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                                  SCUDDER CLASSIC GROWTH FUND 21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                              Two Months
                                                Ended
Increase (Decrease) in Net                    October 31,         Years Ended August 31,
Assets                                           1999              1999           1998
-------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............   $    (293,550)   $    (932,342)   $      16,867
Net realized gain (loss) on
   investment transactions ..............       2,343,968        9,396,870        6,411,034
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period .......      14,900,813       44,795,107      (18,592,485)
                                            -------------    -------------    -------------
Net increase (decrease) in net assets
   resulting from operations ............      16,951,231       53,259,635      (12,164,584)
                                            -------------    -------------    -------------
Distributions to shareholders from:
Net investment income -- Scudder Shares..              --               --         (134,261)
                                            -------------    -------------    -------------
Net realized gains -- Scudder Shares ....              --       (4,994,696)      (1,093,271)
Net realized gains -- Class A ...........              --         (734,391)              --
Net realized gains -- Class B ...........              --         (597,986)              --
Net realized gains -- Class C ...........              --          (91,871)              --
                                            -------------    -------------    -------------
Fund share transactions:
Proceeds from shares sold ...............      22,858,479      167,868,674      123,389,959
Net asset value of shares issued to
   shareholders in reinvestment of
   distributions ........................              --        6,289,899        1,215,373
Cost of shares redeemed .................     (13,479,531)    (114,518,626)     (46,876,198)
                                            -------------    -------------    -------------
Net increase (decrease) in net assets
   from Fund share transactions .........       9,378,948       59,639,947       77,729,134
                                            -------------    -------------    -------------
Increase (decrease) in net assets .......      26,330,179      106,480,638       64,337,018
Net assets at beginning of period .......     224,043,439      117,562,801       53,225,783
                                            -------------    -------------    -------------
Net assets at end of period .............   $ 250,373,618    $ 224,043,439    $ 117,562,801
                                            -------------    -------------    -------------

    The accompanying notes are an integral part of the financial statements.


22 SCUDDER CLASSIC GROWTH FUND

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

Scudder Shares (b)

-----------------------------------------------------------------------------------------------------------
Periods ended October 31,                                           1999        1999(c)    1998(c)   1997(d)
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $22.55       $16.61     $17.38    $12.00
                                                                   ----------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (.03)        (.10)       .01       .06
  Net realized and unrealized gain (loss) on investment
  transactions                                                       1.68         6.85       (.45)     5.36
                                                                   ----------------------------------------
  Total from investment operations                                   1.65         6.75       (.44)     5.42
Less distributions from:
  Net investment income                                                --           --       (.04)     (.04)
  Net realized gains on investment transactions                        --         (.81)      (.29)       --
                                                                   ----------------------------------------
  Total distributions                                                  --         (.81)      (.33)     (.04)
Net asset value, end of period                                     $24.20       $22.55     $16.61    $17.38
                                                                   ========================================
Total Return (%) (e)                                                 7.36**      41.06      (2.72)    45.20**

Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              143.2        133.3      103.5      53.2
Ratio of operating expenses, net, to average daily net
assets (%)                                                           1.53*        1.59       1.30      1.25*
Ratio of operating expenses before expense reductions,
to average daily net assets (%)                                      1.78*        1.84       1.61      2.25*
Ratio of net investment income (loss) to average daily
net assets (%)                                                       (.71)*       (.48)       .03       .43*
Portfolio turnover rate (%)                                            58*          68         49        27*

(a)   Based on monthly average shares outstanding during the period.
(b) On April 16, 1998, existing shares of the Fund were designated as Scudder Shares and are generally not available to new investors.
(c)   For the year ended August 31.
(d) For the period September 9, 1996 (commencement of operations) to August 31, 1997.
(e)   Total return would have been lower had certain expenses not been reduced.
*     Annualized
**    Not annualized


                                                  SCUDDER CLASSIC GROWTH FUND 23

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                October 31, 1999

A. Significant Accounting Policies

Classic Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On August 10, 1999, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to October 31 from August 31.

Effective April 16, 1998, the Fund changed its name from Scudder Classic Growth Fund to Classic Growth Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Classic Growth Fund outstanding on that date were redesignated Scudder Shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class A, B, and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.


24 SCUDDER CLASSIC GROWTH FUND

--------------------------------------------------------------------------------

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in


                                                  SCUDDER CLASSIC GROWTH FUND 25

--------------------------------------------------------------------------------

excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the two months ended October 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $28,998,266 and $21,732,018, respectively. During the year ended August 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $178,602,008 and $121,482,661, respectively.

C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser") the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Effective April 16, 1998, the Adviser has agreed to waive .25% of its management fee until December 31, 1999. For the two months ended October 31, 1999, the Adviser did not impose a portion of its


26 SCUDDER CLASSIC GROWTH FUND

--------------------------------------------------------------------------------

management fee amounting to $96,046, and the fee imposed amounted to $172,882, of which $86,750 is unpaid at October 31, 1999. For the year ended August 31, 1999, the Adviser did not impose a portion of its management fee amounting to $466,794, and the fee imposed amounted to $840,228.

Distribution Service Agreement. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the two months ended October 31, 1999, the Distribution Fee was as follows:

                                                                   Unpaid at
                                                    Total         October 31,
Distribution Fee                                 Aggregated          1999
--------------------------------------------------------------------------------
Class B ..................................    $       40,572   $       28,916
Class C ..................................             7,648           10,513
                                              --------------   --------------
                                              $       48,220   $       39,429
                                              --------------   --------------

For the year ended August 31, 1999, the Distribution Fee was as follows:

                                                    Total      Fees Waived by
Distribution Fee                                 Aggregated          KDI
--------------------------------------------------------------------------------
Class B ..................................    $      158,298   $           --
Class C ..................................            25,992           10,314
                                              --------------   --------------
                                              $      184,290   $       10,314
                                              --------------   --------------

Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the two months ended October 31, 1999 aggregated $19,655, of which $9,466 was paid to other firms. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 1999 aggregated $514,882, of which $475,896 was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends.


                                                  SCUDDER CLASSIC GROWTH FUND 27

--------------------------------------------------------------------------------

Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the two months ended October 31, 1999, the CDSC for Classes B and C aggregated $10,506 and $49, respectively. For the year ended August 31, 1999, the CDSC for Classes B and C aggregated $72,290 and $2,116, respectively.

Administrative Service Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the two months ended October 31, 1999, the Administrative Services Fee was as follows:

                                                                    Unpaid at
                                                     Total         October 31,
Administrative Service Fee                        Aggregated          1999
--------------------------------------------------------------------------------
Class A ....................................    $       23,784   $       18,107
Class B ....................................            13,524            2,117
Class C ....................................             2,549            1,060
                                                --------------   --------------
                                                $       39,857   $       21,284
                                                --------------   --------------

For the year ended August 31, 1999, the Administrative Services Fee was as follows:

                                                     Total       Fees Waived by
Administrative Service Fee                        Aggregated           KDI
--------------------------------------------------------------------------------
Class A ....................................    $       76,483   $       49,784
Class B ....................................            52,766           30,993
Class C ....................................             8,664            8,664
                                                --------------   --------------
                                                $      137,913   $       89,441
                                                --------------   --------------

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the two months ended October 31, 1999, the amount charged to Classes A, B and C by KSC aggregated $27,727, $25,982, and $10,244, respectively, of which $55,125 is unpaid at October 31, 1999. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For the two months ended October 31, 1999 the amount charged to


28 SCUDDER CLASSIC GROWTH FUND

--------------------------------------------------------------------------------

the Scudder Shares by SSC for shareholder services aggregated $40,842, all of which is unpaid at October 31, 1999. For the year ended August 31, 1999, the amount charged to Classes A, B and C by KSC aggregated $109,888, $84,916, and $30,807, respectively. For the year ended August 31, 1999 the amount charged to the Scudder Shares by SSC for shareholder services aggregated $285,028.

The Scudder Shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the two months ended October 31, 1999, the Special Servicing Agreement expense charged to the Scudder Shares amounted to $107,735, $147,907 of which is unpaid at October 31, 1999. For the year ended August 31, 1999, the Special Servicing Agreement expense charged to the Scudder Shares amounted to $742,760.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the two months ended October 31, 1999, the amount charged to the Scudder Shares by STC aggregated $12,256, all of which is unpaid at October 31, 1999. For the year ended August 31, 1999, the amount charged to the Scudder Shares by STC aggregated $58,712.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the two months ended Octobert 31, 1999, the amount charged to the Fund by SFAC aggregated $17,040, all of which is unpaid at October 31, 1999. For the year ended August 31, 1999, the amount charged to the Fund by SFAC aggregated $99,733.

Trustees Fees. The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the two months ended October 31, 1999, the


                                                  SCUDDER CLASSIC GROWTH FUND 29

--------------------------------------------------------------------------------

Trustees fees and expenses aggregated $6,893. For the year ended August 31, 1999, the Trustees fees and expenses aggregated $35,708.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $3 and $703, respectively under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.


30 SCUDDER CLASSIC GROWTH FUND

--------------------------------------------------------------------------------

F. Share Transactions

The following tables summarizes shares of beneficial interest and dollar activity in the Fund:

                                Two Months Ended                    Year Ended
                                October 31, 1999                 August 31, 1999
                         -----------------------------     -----------------------------
                            Shares          Dollars           Shares          Dollars
Shares sold
----------------------------------------------------------------------------------------
Scudder Shares .....          191,253     $  4,368,502        1,767,053     $ 36,814,454
Class A ............          467,676       10,792,550        4,181,810       89,719,684
Class B ............          282,287        6,387,191        1,703,242       35,213,582
Class C ............           57,839        1,310,236          290,638        6,120,954
                         ------------     ------------     ------------     ------------
                              999,055     $ 22,858,479        7,942,743     $167,868,674
                         ------------     ------------     ------------     ------------

Shares issued to shareholders in reinvestment of distributions
----------------------------------------------------------------------------------------
Scudder Shares .....               --               --          241,446     $  4,918,255
Class A ............               --               --           34,363          700,664
Class B ............               --               --           28,770          583,153
Class C ............               --               --            4,331           87,827
                         ------------     ------------     ------------     ------------
                                   --               --          308,910     $  6,289,899
                         ------------     ------------     ------------     ------------

Shares redeemed
----------------------------------------------------------------------------------------
Scudder Shares .....         (186,095)    $ (4,242,573)      (2,330,780)   $ (48,909,586)
Class A ............         (307,088)      (7,090,317)      (2,232,659)     (48,175,880)
Class B ............          (83,158)      (1,889,264)        (727,039)     (15,294,433)
Class C ............          (11,341)        (257,377)         (99,616)      (2,138,727)
                         ------------     ------------     ------------    -------------
                             (587,682)    $(13,479,531)      (5,390,094)   $(114,518,626)
                         ------------     ------------     ------------    -------------

Net increase (decrease)
----------------------------------------------------------------------------------------
Scudder Shares .....            5,158     $    125,929         (322,281)    $ (7,176,877)
Class A ............          160,588        3,702,233        1,983,514       42,244,468
Class B ............          199,129        4,497,927        1,004,973       20,502,302
Class C ............           46,498        1,052,859          195,353        4,070,054
                         ------------     ------------     ------------     ------------
                              411,373     $  9,378,948        2,861,559     $ 59,639,947
                         ------------     ------------     ------------     ------------


                                                  SCUDDER CLASSIC GROWTH FUND 31

--------------------------------------------------------------------------------

                                                       Period Ended
                                                     August 31, 1998
                                           ------------------------------------
                                               Shares                Dollars
Shares sold
-------------------------------------------------------------------------------
Scudder Shares ...................              5,261,810        $  100,865,048
Class A ..........................                686,665            13,861,440
Class B ..........................                388,134             7,520,415
Class C ..........................                 59,192             1,143,056
                                           --------------        --------------
                                                6,395,801        $  123,389,959
                                           --------------        --------------

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------
Scudder Shares ...................                 70,172        $    1,215,373
Class A ..........................                     --                    --
Class B ..........................                     --                    --
Class C ..........................                     --                    --
                                           --------------        --------------
                                                   70,172        $    1,215,373
                                           --------------        --------------

Shares redeemed
-------------------------------------------------------------------------------
Scudder Shares ...................             (2,160,627)       $  (40,949,391)
Class A ..........................               (253,531)           (5,236,843)
Class B ..........................                (30,790)             (608,304)
Class C ..........................                 (3,858)              (81,660)
                                           --------------        --------------
                                               (2,448,806)       $  (46,876,198)
                                           --------------        --------------

Net increase (decrease)
-------------------------------------------------------------------------------
Scudder Shares ...................              3,171,355        $   61,131,030
Class A ..........................                433,134             8,624,597
Class B ..........................                357,344             6,912,111
Class C ..........................                 55,334             1,061,396
                                           --------------        --------------
                                                4,017,167        $   77,729,134
                                           --------------        --------------


32 SCUDDER CLASSIC GROWTH FUND

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Investment Trust and to the Scudder Shares Shareholders of Classic Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Scudder Shares financial highlights present fairly, in all material respects, the financial position of Classic Growth Fund (formerly Scudder Classic Growth Fund) (the "Fund") at October 31, 1999, the results of its operations, the changes in its net assets, and the Scudder Shares financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and Scudder Shares financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
December 10, 1999


                                                  SCUDDER CLASSIC GROWTH FUND 33

Tax Information (Unaudited)
--------------------------------------------------------------------------------
                                                                October 31, 1999

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,500,000 as capital gain dividends for its year ended October 31, 1999, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


34 SCUDDER CLASSIC GROWTH FUND

Officers and Directors
--------------------------------------------------------------------------------

Lynn S. Birdsong*
  o  President and Trustee

Henry P. Becton, Jr.
  o  Trustee; President and General Manager,  WGBH Educational Foundation

Dawn-Marie Driscoll
  o Trustee; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College

Peter B. Freeman
  o  Trustee; Corporate Director and Trustee

George M. Lovejoy, Jr.
  o  Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
  o Trustee; Professor of Business Administration, Northeastern University, College of Business Administration

Kathryn L. Quirk*
  o  Trustee, Vice President and Assistant Secretary

Jean C. Tempel
  o  Trustee; Venture Partner,
     Internet Capital Group

Bruce F. Beaty*
  o  Vice President

Jennifer P. Carter*
  o  Vice President

Philip S. Fortuna*
  o  Vice President

William F. Gadsden*
  o  Vice President

Valerie F. Malter*
  o  Vice President

Ann M. McCreary*
  o  Vice President

John Millette*
  o  Vice President and Secretary

John R. Hebble*
  o  Treasurer

Caroline Pearson*
  o  Assistant Secretary

*Scudder Kemper Investments, Inc.


                                                 SCUDDER CLASSIC GROWTH FUND  35

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds[
--------------------------------------------------------------------------------

 Money Market
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust
   Scudder Money Market Series --
    Prime Reserve Shares*
    Premium Shares*
    Managed Shares*
   Scudder Government Money Market
    Series -- Managed Shares*

 Tax Free Money Market+
   Scudder Tax Free Money Fund
   Scudder Tax Free Money Market
    Series -- Managed Shares*
   Scudder California Tax Free Money Fund**
   Scudder New York Tax Free Money Fund**

 Tax Free+
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund**
   Scudder Massachusetts Limited Term
    Tax Free Fund**
   Scudder Massachusetts Tax Free Fund**
   Scudder New York Tax Free Fund**
   Scudder Ohio Tax Free Fund**

 U.S. Income
   Scudder Short Term Bond Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Corporate Bond Fund
   Scudder High Yield Bond Fund

 Global Income
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

 Asset Allocation
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio

 U.S. Growth and Income
   Scudder Balanced Fund
   Scudder Dividend & Growth Fund
   Scudder Growth and Income Fund
   Scudder Select 500 Fund
   Scudder S&P 500 Index Fund
   Scudder Real Estate Investment Fund

 U.S. Growth
 Value
   Scudder Large Company Value Fund
   Scudder Value Fund***
   Scudder Small Company Value Fund
   Scudder Micro Cap Fund

 Growth
   Scudder Classic Growth Fund***
   Scudder Large Company Growth Fund
   Scudder Select 1000 Growth Fund
   Scudder Development Fund
   Scudder 21st Century Growth Fund

 Global Equity
 Worldwide
   Scudder Global Fund
   Scudder International Value Fund
   Scudder International Growth and
    Income Fund
   Scudder International Fund++
   Scudder International Growth Fund
   Scudder Global Discovery Fund***
   Scudder Emerging Markets Growth Fund
   Scudder Gold Fund

 Regional
   Scudder Greater Europe Growth Fund
   Scudder Pacific Opportunities Fund
   Scudder Latin America Fund
   The Japan Fund, Inc.

 Industry Sector Funds
 Choice Series
   Scudder Financial Services Fund
   Scudder Heath Care Fund
   Scudder Technology Fund

 Preferred Series
   Scudder Tax Managed Growth Fund
   Scudder Tax Managed Small Company Fund


36 SCUDDER CLASSIC GROWTH FUND

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs
   Traditional IRA
   Roth IRA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**[[
    Scudder Horizon Advantage**[[[

 Education Accounts
   Education IRA
   UGMA/UTMA

--------------------------------------------------------------------------------
Closed-End Funds#
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The Korea Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder Global High Income Fund, Inc.
   Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

[ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*     A class of shares of the fund.

**    Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

[[ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

[[[ A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                                                  SCUDDER CLASSIC GROWTH FUND 37

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

          Convenient          Automatic Investment Plan
     ways to invest,
quickly and reliably          A convenient investment program in which money is
                              electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                              Automatic Dividend Transfer

                              The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                              QuickBuy

                              Lets you purchase Scudder fund shares
                              electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                              Payroll Deduction and Direct Deposit

                              Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                              * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

         Around-the-          Scudder Automated Information Line: SAIL(TM) --
    clock electronic          1-800-343-2890
             account
         service and          Personalized account information, the ability to
        information,          exchange or redeem shares, and information on
      including some          other Scudder funds and services via touchtone
        transactions          telephone.

                              Scudder's Web Site -- www.scudder.com

                              Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.


38 SCUDDER CLASSIC GROWTH FUND

        Retirees and          Automatic Withdrawal Plan
           those who
           depend on          You designate the bank account, determine
          investment          the schedule (as frequently as once a month)
        proceeds for          and amount of the redemptions, and Scudder
     living expenses          does the rest.
     can enjoy these
         convenient,          Distributions Direct
         timely, and
            reliable          Automatically deposits your fund distributions
           automated          into the bank account you designate within three
          withdrawal          business days after each distribution is paid.
            programs
                              QuickSell

                              Provides speedy access to your money by
                              electronically crediting your redemption proceeds to the bank account you previously designated.

            For more          Call a Scudder representative at
         information          1-800-SCUDDER
         about these
            services          Or visit our Web site at
                              www.scudder.com

      Please address          The Scudder Funds
         all written          PO Box 2291
      correspondence          Boston, Massachusetts
                  to          02107-2291



                                                  SCUDDER CLASSIC GROWTH FUND 39

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group

About the Fund's Adviser

      Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

      Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

      Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

      This information must be preceded or accompanied by a current prospectus.

      Portfolio changes should not be considered recommendations for action by individual investors.

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1999

 LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

Seeks the long-term growth of capital with reduced share price volatility compared to other growth mutual funds. Kemper Classic Growth Fund is properly known as Classic Growth Fund.

KEMPER CLASSIC
GROWTH FUND

                   "...During the fiscal year, the stock market
                        delivered plenty of ups and downs.
                   Overall, however, it was a strong year for
                   high-quality, large-cap growth stocks. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
10
INDUSTRY SECTORS
11
LARGEST HOLDINGS
12
PORTFOLIO OF INVESTMENTS
15
FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS
20
NOTES TO FINANCIAL STATEMENTS
27
REPORT OF INDEPENDENT AUDITORS

At A GLANCE

KEMPER CLASSIC GROWTH FUND TOTAL RETURNS
FOR THE YEAR ENDED OCTOBER 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

                                                  KEMPER CLASSIC GROWTH       KEMPER CLASSIC GROWTH        LIPPER GROWTH FUNDS
KEMPER CLASSIC GROWTH FUND CLASS A                    FUND CLASS B                FUND CLASS C              CATEGORY AVERAGE*
----------------------------------                ---------------------       ---------------------        -------------------
32.53                                                     31.36                       31.30                       26.11

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  10/31/99   10/31/98
 .........................................................
    KEMPER CLASSIC GROWTH FUND
    CLASS A                         $24.30     $19.06
 .........................................................
    KEMPER CLASSIC GROWTH FUND
    CLASS B                         $23.98     $18.98
 .........................................................
    KEMPER CLASSIC GROWTH FUND
    CLASS C                         $23.97     $18.98
 .........................................................

 KEMPER CLASSIC GROWTH FUND RANKINGS

 COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH FUNDS CATEGORY*

                       CLASS A    CLASS B    CLASS C
                       SHARES     SHARES     SHARES
 .........................................................
    1-YEAR             #43 of     #54 of     #56 of
                      364 funds  364 funds  364 funds
 .........................................................

*LIPPER ANALYTICAL SERVICES, INC. RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 DIVIDEND REVIEW

 DURING THE YEAR ENDED OCTOBER 31, 1999, KEMPER CLASSIC GROWTH FUND PAID THE FOLLOWING DIVIDENDS:

                             LONG-TERM      SHORT-TERM
                            CAPITAL GAIN   CAPITAL GAIN
 ...........................................................
    KEMPER CLASSIC GROWTH
    FUND CLASS A                   $0.68          $.125
 ...........................................................
    KEMPER CLASSIC GROWTH
    FUND CLASS B                   $0.68          $.125
 ...........................................................
    KEMPER CLASSIC GROWTH
    FUND CLASS C                   $0.68          $.125
 ...........................................................

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX


[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Morningstar Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLEBOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                           DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY
                           THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED
                           ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. CATEGORY PLACEMENTS OF NEW FUNDS ARE
                           ESTIMATED. MORNINGSTAR HAS PLACED KEMPER CLASSIC
                           GROWTH FUND IN THE LARGE BLEND CATEGORY. PLEASE
                           CONSULT THE PROSPECTUS FOR A DESCRIPTION OF
                           INVESTMENT POLICIES.

BALANCE SHEET A condensed financial statement showing what a company owns, what it owes and the ownership interest in the company of its stockholders, at a certain time.

CYCLICAL STOCKS Cyclical stocks carry a higher degree of economic sensitivity. In accelerating economies, cyclical stocks tend to rise quickly. In decelerating economies, cyclicals tend to decline quickly. Cyclical stocks include industrial machinery, paper and forestry, automobiles and construction.

GROWTH STOCK Growth stocks are shares in companies that are expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because these stocks are typically in demand, they tend to carry relatively high price tags and can also be volatile, based on changing perceptions of the companies' growth.

INITIAL PUBLIC OFFERING (IPO) The first launch of a company's publicly traded stock. IPOs often involve a relatively small quantity of shares. When paired with fluctuating demand, the small quantity of shares can contribute to increased volatility.

ECONOMIC OVERVIEW

Scudder Kemper Investments, the investment manager for Kemper Funds, is one of the largest and most experienced investment management organizations in the world, managing more than $290 billion in assets for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors and individuals. Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities based on a combination of proprietary research and disciplined, long-term investment strategies.


DEAR KEMPER FUNDS SHAREHOLDER:

    Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.

    Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.

    First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers were buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.

    As for tight labor markets, the traditional economic view is that tight labor -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?

    To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.

    Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.

    Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.

    Supporting our theory are two distinct and important sets of data released in late October: The Bureau of Economic Analysis released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.

    GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.

    At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)

    In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.

    Nevertheless, the Federal Reserve Board raised the federal funds rate and the discount rate by one quarter of a point (0.25%) each at its Nov. 16 meeting. Do we think the Fed made a bad decision? Actually, no.

    First, the Fed has to guard against the possibility that the old relationship between growth and inflation will soon reassert itself. Even if the Fed shared our belief that

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

    The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                     NOW (11/30/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                     --------------          ------------            ----------            -----------
10-year Treasury rate(1)                   6.00                   5.50                   4.80                   5.90
Prime rate(2)                              8.50                   7.75                   8.00                   8.50
Inflation rate(3)*                         2.60                   2.30                   1.50                   2.00
The U.S. dollar(4)                         -0.7                   -0.9                   1.20                   9.40
Capital goods orders(5)*                  12.60                   2.50                   -0.6                   6.40
Industrial production(5)*                  3.30                   2.90                   3.50                   6.90
Employment growth(6)*                      2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*DATA AS OF 10/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

strong consumer demand and low unemployment isn't igniting wage-driven inflation, the organization wouldn't be doing its job if it didn't act in the face of any possibility that inflation might reassert itself.
    More important, the Fed has to be concerned about the explosion in credit we've seen during the last year. Almost everyone but Uncle Sam has been loading up on debt. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have taken out bigger mortgages on their houses and new home equity loans. Equity shareholders have ramped up their margin debt. Financial institutions have issued record amounts of new paper to fund their aggressive growth. The Fed's decision to raise interest rates, thereby making borrowing costlier, should take the frenzy out of this borrowing binge. That is a good thing for future financial stability.
    Indeed, the early positive market reaction to the Fed's move suggests that the markets share our views that the Fed made the right decision.
    Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. the opinions and forecasts expressed are those of the economic advisors of Scudder Kemper Investments, Inc. as of November 18, 1999, and may not actually come to pass. this information is subject to change. no part of this material is intended as an investment recommendation.

To obtain a Kemper Funds prospectus, download one from www.kemper.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

PERFORMANCE UPDATE

                             KEMPER CLASSIC GROWTH FUND HAS CHANGED ITS FISCAL YEAR END TO OCTOBER 31, FROM AUGUST 31. IN THIS REPORT, CO-LEAD PORTFOLIO MANAGERS WILLIAM GADSDEN AND BRUCE BEATY DISCUSS THE MARKET CLIMATE AND THE FUND'S PERFORMANCE DURING THE ONE-YEAR PERIOD ENDING OCTOBER 31, 1999. THEY ALSO EXPLAIN HOW THEY SELECT STOCKS USING A "GROWTH-AT-A-REASONABLE-PRICE" INVESTMENT STRATEGY.

[GADSDEN PHOTO]

CO-LEAD PORTFOLIO MANAGER WILLIAM F. GADSDEN JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1983 AND HAS MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE.

[BEATY PHOTO]

CO-LEAD PORTFOLIO MANAGER BRUCE F. BEATY JOINED THE ORGANIZATION IN 1991 AND HAS MORE THAN 16 YEARS OF INVESTMENT INDUSTRY EXPERIENCE. GADSDEN AND BEATY HAVE MANAGED THE FUND SINCE ITS INCEPTION IN 1996.

THE TEAM IS SUPPORTED BY SCUDDER KEMPER INVESTMENT'S LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS, ECONOMISTS AND OTHER INVESTMENT PROFESSIONALS.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE REPORTING PERIOD INDICATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


Q      FOR THE ONE-YEAR PERIOD ENDING OCTOBER 31, 1999, KEMPER CLASSIC GROWTH
FUND EARNED 32.53% (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGES.) PLEASE PUT THIS GAIN INTO PERSPECTIVE FOR US.

A      We're very pleased with Kemper Classic Growth Fund's performance. The fund outpaced the Standard & Poor's 500 Index's (S&P 500) gain of 25.66%.
This index comprises 500 large-cap growth and value stocks and is often cited as a gauge of the overall market.) For the one-year period, the fund
(Class A shares) also topped the Lipper Large-Cap Core Funds Category average of 26.11%.

  Keep in mind that over the long term, equities have historically earned less impressive gains than those earned by the fund and its benchmarks during this past fiscal year. For instance, for the past 30 calendar years, the S&P 500 earned an average of 12.65%.
  Even in good times like these, we encourage investors to maintain a long-term perspective and to remember that a single year's performance figure doesn't tell the whole story.

Q      BILL AND BRUCE, BEFORE YOU DISCUSS THE FUND'S PERFORMANCE IN GREATER
DETAIL, COULD YOU WALK US THROUGH THE KEY EVENTS AND THEMES THAT SHAPED THE MARKETS DURING THE ANNUAL PERIOD?

A      During the fiscal year, the stock market delivered plenty of ups and downs. Overall, however, it was a strong year for high-quality, large-cap growth stocks.

  A GLOBAL FINANCIAL CRISIS UNWINDS When the fiscal year began on October 1, 1998, the market was coming back from one of the worst months in its history. As you may recall, in August 1998, Russia defaulted on its debt. This default sent the global stock and bond markets tumbling. The crisis climate was further exacerbated by concerns about weakness in other emerging markets as well as by the misadventures of a large hedge fund. Against this backdrop, a liquidity and monetary crisis unfolded.

  However, the Federal Reserve responded aggressively, and promptly reduced interest rates. Many other countries followed the Federal Reserve's lead and cut rates as well. These speedy and unified actions restored investor confidence and improved the liquidity of the market. Stocks roared back, and the economy percolated on a stronger-than-expected track. Consumer confidence was high, unemployment was low, and corporate profits remained sound.

  TECHNOLOGY STOCKS DRIVE A STILL-NARROW MARKET However, even after the autumn rebound, the domestic market remained narrow. By narrow, we mean that only a few stocks contributed most of the positive returns. Generally, the successful stocks fell into two groups: mega-cap domestic-growth stocks and technology stocks.

PERFORMANCE UPDATE

  While a climate of high consumer confidence benefited media and retail stocks, excitement about the Internet played the most significant role in shaping the market in the fourth quarter. Along with more established, large-cap, quality technology stocks, investors welcomed Internet IPOs (See Terms To Know), with heady enthusiasm. Fuelled by market emotion, many untested ".com" stocks traded at seemingly high valuations.

  EMOTION GIVES WAY TO A MORE RATIONAL CLIMATE The market began to broaden out in early- and mid-1999. Investors began paying more attention to fundamentals and became more discriminating. There was less willingness to pay ANY price for growth. The market began to react to the possibility of an overheating economy. In April and May, cyclically-oriented (See Terms To Know) and smaller-cap stocks began to return to favor. Less glamorous -- but fundamentally strong manufacturing and capital-goods stocks -- began to steal some of the limelight away from untested Internet stocks. However, many quality technology stocks continued to perform robustly, although they too gave up some ground.

  THE FED MOVES AGAIN During the second half of the fiscal year, the Federal Reserve stepped in again, raising interest rates in June and August. These increases served as a preemptive move to prevent the economy from accelerating too quickly into an inflationary climate. Growth stocks, notably technology, soared ahead during the final weeks of the fiscal year, as many cyclical stocks gave up steam.

Q      HOW DO YOU SELECT STOCKS?

A      Kemper Classic Growth Fund pursues long-term growth of capital, with reduced share-price volatility compared to other growth-stock funds. To do this, we follow a growth-at-a-reasonable-price (GARP) investment strategy. Our investment process targets high-quality, large-cap growth stocks. We seek established companies with strong competitive positions, stable and consistent earnings-growth prospects, excellent balance sheets (See Terms To Know) and strong management.

  Outstanding fundamentals and growth potential are only a part of what we need, however. Our analysis must indicate that the stock is "reasonably valued," or in other words, trading at an attractive price.

  We sell stocks when we see indications of deteriorating fundamentals or slowing earnings growth. Also, in keeping with our price-conscious philosophy, we reduce positions when valuations become stretched.

Q      PLEASE PROVIDE US WITH SOME EXAMPLES OF YOUR STOCK-SELECTION PROCESS IN
ACTION.

A      Our independent research led us to Corning, traditionally thought of as a manufacturing company. But, there's more to Corning than meets the eye. Corning has carved out an exciting -- and profitable -- niche for itself as a premier provider of high-capacity optic fiber. Due to the increase in high-density data traffic, there's a significant demand for Corning's product. So, this "manufacturing" company is actually providing a high-tech solution for Internet and network expansion. It's a clear leader in its market segment and well positioned in terms of patent protection. Far from a pricey, trendy tech stock, Corning is very cheap given its growth rate.

  Pepsi also typifies our GARP discipline in action. Historically, Pepsi was punished for its overly complex business model, which included operations in restaurants, beverages, snacks and bottling. The fundamental picture has begun to improve. Pepsi's management recently spun off its restaurant and bottling divisions. Pepsi has emerged as a slimmed-down, focused company with a more-dependable earnings outlook. And, the price was right: We purchased the stock at a below-market multiple.

  McDonald's Corp., a relatively recent addition to the portfolio, is another example of a stock that satisfies our GARP criteria. As emerging markets in Latin America and Asia stabilize, McDonald's has an edge over the majority of its potential rivals. Indeed, the McDonald's name is one of the most recognized across the globe. Relative to the growth rate of the overall market, the stock offers higher forecasted growth. Our analysis also indicates a favorable probability of upward earnings revisions. Given the fundamentals and earnings-growth potential, we believe that we've captured an excellent, reasonably priced opportunity.

Q      WHAT WORKED OUT PARTICULARLY WELL FOR THE FUND?

A      Several of our largest technology stocks generated outstanding returns.
While we're steering clear of many of the untested and highly combustible ".com" stocks, we're still participating in the growth of the Internet and electronic commerce. For instance, the fund benefited from exposure to established, quality companies that are creating the Internet's infrastructure. Top-performing holdings included Sun Microsystems, a

PERFORMANCE UPDATE

dominant provider of network servers, semiconductor and semiconductor-capital-equipment leaders Intel and Applied Materials, and network superstar Cisco Systems.

  We also reaped very good returns from companies involved in communications-oriented technology, such as MCI WorldCom and Nokia. MCI WorldCom continues to execute a well-thought-out global business plan, thanks to logical acquisitions and innovative management. MCI WorldCom is also an Internet beneficiary: By building out global long-distance and data services, MCI WorldCom contributes to the Internet's required infrastructure.

  While most of our holdings are based in the U.S., we've found some compelling opportunities in foreign-based companies, such as Finnish telecommunications giant Nokia. (Keep in mind, though, that many of our U.S. companies are key players in the global marketplace, a trend that blurs the line between traditional definitions of domestic and international exposure.) Nokia has established itself as a leading, growing presence in digital cellular networks and telecommunications systems. The applications for their products are extensive, and the stock has delivered nice earnings for a reasonable price.

  Our conviction in media stocks also contributed positively to performance. For example, AT&T - Liberty Media, a well-diversified media company, posted top-notch returns during the annual period. Similar to MCI WorldCom, this company has participated in prudent consolidation trends. By agreeing to merge into AT&T as a wholly owned subsidiary, the company has enhanced its strategic positioning and cash flow. AT&T - Liberty Media again demonstrates that exposure to the Internet's growth can come in a variety of ways: In addition to offering media, cable and television programming, the company also offers attractive bandwidth.

  Relative to our benchmarks, an underweighting in consumer staples helped performance. Many global consumer-staples stocks carry considerable exposure to emerging markets. As emerging economies faltered, these stocks faced a less hospitable climate. And, although there are signs that demand from emerging markets is picking up, many of these companies haven't yet turned the corner.

  In more general terms, our rededication to our growth discipline benefited performance. We recognize that our shareholders select Kemper Classic Growth Fund to pursue long-term capital growth. As portfolio managers, we evaluate the portfolio on an ongoing basis to make sure that we're on track, and look for ways to improve the execution of our strategy. During the fiscal year, we sought ways to enhance the portfolios' growth orientation, consistent with its charter. This fine-tuning served the fund well, and returns firmed up nicely.

Q      WHAT HELD THE FUND BACK DURING THE ANNUAL PERIOD?

A      Exposure to companies with poorly executed acquisition strategies clipped the fund's returns. Growth through acquisition has been a difficult business, and the market has little tolerance for companies that misstep. Funeral-services operator Service Corp. International proved particularly disappointing. A leader in its market segment with a long-running history of earnings growth, Service International suffered as a result of overly costly acquisition plans. HEALTHSOUTH and Waste Management also eroded their earnings-growth potential by failing to appropriately manage expensive acquisitions. Similarly, an imprudent acquisition strategy was a key factor in Rite-Aid's downward slide. These mishaps signaled a lack of management control, as well as a decline in company fundamentals and earnings-growth potential. Consequently, we have eliminated all of these stocks from the portfolio.

  Financial-services stocks also hindered performance. Stocks in this sector had a difficult time during the annual period. First, many languished in the aftermath of the Russian debt default. Then, in 1999's rising-rate environment, financial-service stocks once again found themselves behind the barrel.

  In relative terms, our active omission of some of the market's leaders slowed the fund's pace. For instance, at the start of the fiscal year, the fund did not own Microsoft or Lucent Technologies. Initially, our analytical process didn't correctly recognize and reward these companies' potential for upward earnings surprises. We've rectified that, and now own both stocks. In each case, however, we did not stray from our GARP discipline. We instead reexamined the stocks and determined that given their high growth prospects, each was, in fact, attractively priced.

Q      TELL US HOW YOU'VE POSITIONED THE PORTFOLIO. WHAT TYPES OF STOCKS ARE YOU
FAVORING?

A      To preface, keep in mind that we're bottom-up stock pickers. That means we don't decide to invest a certain amount in a

PERFORMANCE UPDATE

particular sector and then select the stocks. Instead, the fund's overall sector weightings are the outcome of many individual decisions. That said, we'd be glad to highlight some general themes.

  Technology stocks make up the largest single weighting within the portfolio. Here, we place an especially high premium on "winner-takes-all" companies. We remain particularly interested in stocks that are participating in Internet infrastructure and the convergence of technology and telecommunications. Stocks that satisfy our exacting criteria include Oracle, EMC, Lucent Technologies and America Online. Meanwhile, we've eliminated Parametric Technologies, Compaq Computers and Sterling Commerce. They don't offer the exemplary characteristics we seek.

  We're optimistic about the long-term return prospects offered by selected media and health-care stocks. In addition to AT&T-Liberty Media, our media holdings include Viacom and Comcast. On the health-care side, the fund holds positions in pharmaceutical companies like Bristol-Myers Squibb. More recently, we've initiated stakes in biotech companies MedImmune and Immunex.

Q      ARE THERE AREAS WHERE YOU'RE FINDING FEWER OPPORTUNITIES?

A      Consistent with our goal of pursuing superior, sustainable, long-term growth, we've significantly reduced our exposure to financial-services stocks. Particularly in rising-rate climates, financials -- especially banks -- have a more difficult time keeping up. The portfolio does include a contingent of financial-service stocks with strong growth prospects, however. Despite the challenges of a rising-rate environment, we believe that American Express (diversified financial and travel services), American International Group (insurance) and Fannie Mae (mortgage lender) offer attractively valued growth prospects.

  We feel that the consumer discretionary area -- which includes retail and leisure stocks -- warrants additional scrutiny. Even in a climate of high consumer confidence, retail stocks are susceptible to rising rates. What's more, retailers face stiff competition and the possibility that Internet distribution channels could disrupt future growth. Based on these types of concerns, we eliminated Office Depot and Costco. In the leisure area, we've also sold the fund's positions in Carnival Corp. and Mirage.

  As oil prices rebounded, we gradually pared back our exposure to energy stocks. The rebound in oil prices served as a good opportunity for us to sell into strength and capture profits. We continue to hold Royal Dutch Petroleum, Schlumberger and Mobil.

Q      AS 1999 APPROACHES ITS CLOSE, DO YOU HAVE ANY THOUGHTS FOR THE
SHAREHOLDERS?

A We encourage shareholders not to underestimate the remarkable resiliency and depth of the U.S. economy. In the 1980s and early 1990s, the domestic economy faced difficult times. Corporate America struggled to put its house in order. There were painful corporate restructurings, layoffs and consolidations. Now, rebuilt on a stronger foundation, the domestic economy holds bright prospects. The events of the past year testify to the Federal Reserve's ability to keep the markets on an even keel. Domestic corporations continue to generate steady profits, unemployment is low and consumer confidence is high.

  We recognize that investors are concerned about the potential impacts of Year 2000. Here, too, we recommend a long-term focus. We believe that Y2K issues may cause some temporary distortions in the market and the economy. These distortions could relate to inventory building, capital-spending deferrals and reduced market liquidity. We can't know for sure. Yet in the face of short-term distortions, we remain steadfast in a long-term perspective. As long-term, quality-focused investors, we seek companies that can navigate unfamiliar terrain, address challenges and emerge stronger.

Q      WHAT LESSONS CAN SHAREHOLDERS TAKE FROM THE PAST FISCAL YEAR?

A      The past year serves as an excellent reminder that stock investing is a long-term proposition. When the markets corrected in August 1998, we understand that some investors would have been tempted to get out of stocks. But the markets did come back, and the investment climate is much improved.

  But accepting the inherent volatility of the market doesn't mean courting risk. We remain committed to a risk-conscious approach to long-term growth. Rain or shine, we look forward to the next year and to putting our investment discipline to work on behalf of the fund's shareholders.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                       LIFE OF
                                                              1-YEAR   CLASS(1)
-----------------------------------------------------------------------------------------------------
    KEMPER CLASSIC GROWTH FUND CLASS A                        24.92%   25.19%     (since 9/9/96)
 .....................................................................................................
    KEMPER CLASSIC GROWTH FUND CLASS B                        28.36     12.42     (since 4/16/98)
 .....................................................................................................
    KEMPER CLASSIC GROWTH FUND CLASS C                        31.30     14.21     (since 4/16/98)
 .....................................................................................................

[LINE GRAPH] KEMPER CLASSIC GROWTH FUND CLASS A

                                                  KEMPER CLASSIC GROWTH       STANDARD & POOR'S 500
                                                     FUND CLASS A(1)               STOCK INDEX+           CONSUMER PRICE INDEX++
                                                  ---------------------       ---------------------      ----------------------
9/30/96                                                  9425.00                    10000.00                    10000.00
                                                         9574.00                    10261.00                    10032.00
                                                        10299.00                    11014.00                    10051.00
                                                        10033.00                    10777.00                    10051.00
                                                        10775.00                    11438.00                    10082.00
                                                        10708.00                    11506.00                    10114.00
                                                        10265.00                    11015.00                    10139.00
                                                        10962.00                    11659.00                    10152.00
                                                        11704.00                    12342.00                    10146.00
                                                        12393.00                    12878.00                    10158.00
                                                        13592.00                    13884.00                    10171.00
                                                        13023.00                    13086.00                    10190.00
                                                        13765.00                    13782.00                    10215.00
                                                        13120.00                    13307.00                    10241.00
11/30/97                                                13345.00                    13900.00                    10234.00
                                                        13531.00                    14119.00                    10222.00
                                                        13637.00                    14262.00                    10241.00
                                                        14759.00                    15267.00                    10260.00
                                                        15263.00                    16029.00                    10279.00
                                                        15507.00                    16175.00                    10298.00
                                                        15225.00                    15870.00                    10317.00
                                                        15622.00                    16496.00                    10330.00
                                                        15240.00                    16305.00                    10342.00
                                                        12683.00                    13928.00                    10355.00
                                                        13248.00                    14797.00                    10368.00
10/31/98                                                14546.00                    15985.00                    10393.00
                                                        15499.00                    16930.00                    10393.00
                                                        16579.00                    17884.00                    10387.00
                                                        17246.00                    18618.00                    10412.00
                                                        16651.00                    18017.00                    10425.00
                                                        17174.00                    18715.00                    10456.00
                                                        17301.00                    19426.00                    10532.00
                                                        16881.00                    18941.00                    10532.00
                                                        18301.00                    19972.00                    10532.00
                                                        17920.00                    19332.00                    10564.00
                                                        17952.00                    19211.00                    10589.00
                                                        17833.00                    18662.00                    10640.00
10/31/99                                                19277.00                    19829.00                    10691.00

[LINE GRAPH] KEMPER CLASSIC GROWTH FUND CLASS B

                                                  KEMPER CLASSIC GROWTH       STANDARD & POOR'S 500
                                                     FUND CLASS B(1)               STOCK INDEX+           CONSUMER PRICE INDEX++
                                                  ---------------------       ---------------------      ----------------------
4/30/98                                                 10000.00                    10000.00                    10000.00
                                                         9808.00                     9812.00                    10018.00
                                                        10054.00                    10199.00                    10031.00
                                                         9803.00                    10080.00                    10043.00
                                                         8155.00                     8611.00                    10055.00
                                                         8514.00                     9148.00                    10068.00
10/31/98                                                 9341.00                     9882.00                    10092.00
                                                         9941.00                    10467.00                    10092.00
                                                        10627.00                    11057.00                    10086.00
                                                        11052.00                    11510.00                    10111.00
                                                        10658.00                    11139.00                    10123.00
                                                        10986.00                    11571.00                    10154.00
4/30/99                                                 11057.00                    12010.00                    10228.00
                                                        10786.00                    11710.00                    10228.00
                                                        11681.00                    12347.00                    10228.00
                                                        11426.00                    11952.00                    10258.00
                                                        11441.00                    11877.00                    10283.00
                                                        11359.00                    11538.00                    10332.00
10/31/99                                                11979.00                    12259.00                    10382.00

[LINE GRAPH] KEMPER CLASSIC GROWTH FUND CLASS C

                                                  KEMPER CLASSIC GROWTH       STANDARD & POOR'S 500
                                                     FUND CLASS C(1)               STOCK INDEX+           CONSUMER PRICE INDEX++
                                                  ---------------------       ---------------------      ----------------------
4/30/98                                                 10000.00                    10000.00                    10000.00
                                                         9813.00                     9812.00                    10018.00
                                                        10059.00                    10199.00                    10031.00
                                                         9808.00                    10080.00                    10043.00
                                                         8155.00                     8611.00                    10055.00
                                                         8514.00                     9148.00                    10068.00
10/31/98                                                 9341.00                     9882.00                    10092.00
                                                         9946.00                    10467.00                    10092.00
                                                        10632.00                    11057.00                    10086.00
                                                        11057.00                    11510.00                    10111.00
                                                        10663.00                    11139.00                    10123.00
                                                        10996.00                    11571.00                    10154.00
4/30/99                                                 11062.00                    12010.00                    10228.00
                                                        10791.00                    11710.00                    10228.00
                                                        11691.00                    12347.00                    10228.00
                                                        11436.00                    11952.00                    10258.00
                                                        11451.00                    11877.00                    10283.00
                                                        11359.00                    11538.00                    10332.00
10/31/99                                                12265.00                    12259.00                    10382.00

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURN AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COSTS.

 *AVERAGE ANNUAL TOTAL RETURN AND TOTAL
  RETURN MEASURE NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS, ASSUMING
  REINVESTMENT OF ALL DIVIDENDS AND FOR
  CLASS A SHARES ADJUSTMENT FOR THE
  MAXIMUM SALES CHARGE OF 5.75 PERCENT,
  FOR CLASS B SHARES ADJUSTMENT FOR THE
  APPLICABLE CONTINGENT DEFERRED SALES
  CHARGE (CDSC) OF 3 PERCENT AND FOR
  CLASS C SHARES NO ADJUSTMENT FOR SALES
  CHARGE. THE MAXIMUM CDSC FOR CLASS B
  SHARES IS 4 PERCENT. FOR CLASS C
  SHARES, THERE IS A 1 PERCENT CDSC ON
  CERTAIN REDEMPTIONS WITHIN THE FIRST
  YEAR OF PURCHASE.

 (1)CLASS A SHARES PERFORMANCE PRIOR TO
    APRIL 16, 1998 IS DERIVED FROM THE
    SCUDDER "S" SHARE INCEPTION DATE AND
    HAS BEEN ADJUSTED TO REFLECT THE
    CURRENT MAXIMUM INITIAL SALES CHARGE
    OF 5.75%. CLASS S SHARES ARE SUBJECT
    TO CERTAIN OTHER, OR DIFFERENT
    LEVELS OF, EXPENSES THAN CLASS A.
    THE EXPENSES APPLICABLE TO CLASS S
    SHARES HAVE BEEN REFLECTED IN THE
    PERFORMANCE PRESENTED FOR CLASS A.
    THE DIFFERENCE IN EXPENSES WILL
    AFFECT PERFORMANCE. THE FUND'S
    SHARES WERE OFFERED WITHOUT A SALES
    CHARGE UNTIL APRIL 15, 1998. KEMPER
    CLASS A, B AND C SHARES WERE
    INITIALLY OFFERED ON APRIL 16, 1998.
    CLASS B SHARES IS ADJUSTED FOR THE
    CDSC IN EFFECT AT THE END OF THE
    PERIOD. WHEN COMPARING KEMPER
    CLASSIC GROWTH FUND TO THE S&P 500
    STOCK INDEX, YOU SHOULD NOTE THAT
    THE FUND'S PERFORMANCE REFLECTS THE
    MAXIMUM SALES CHARGE, WHILE NO SUCH
    CHARGES ARE REFLECTED IN THE
    PERFORMANCE OF THE INDEX. DURING THE
    PERIODS NOTED, SECURITIES PRICES
    FLUCTUATED. FOR ADDITIONAL
    INFORMATION, SEE THE PROSPECTUS AND
    STATEMENT OF ADDITIONAL INFORMATION
    AND THE FINANCIAL HIGHLIGHTS AT THE
    END OF THIS REPORT.

 +THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE IS WIESENBERGER.

 ++THE CONSUMER PRICE INDEX IS A
   STATISTICAL MEASURE OF CHANGE, OVER
   TIME, IN THE PRICES OF GOODS AND
   SERVICES IN MAJOR EXPENDITURE GROUPS
   FOR ALL URBAN CONSUMERS. IT IS
   GENERALLY CONSIDERED TO BE A MEASURE
   OF INFLATION. SOURCE IS WIESENBERGER.

INDUSTRY SECTORS

SECTOR COMPOSITION OF CLASSIC GROWTH FUND*

Data shows the percentage of the common stocks in the portfolio that each sector of Classic Growth Fund represented on October 31, 1999.

             [SECTOR COMPOSITION OF CLASSIC GROWTH FUND BAR GRAPH]

                                                               KEMPER CLASSIC GROWTH FUND ON      KEMPER CLASSIC GROWTH FUND ON
                                                                          10/31/99                           10/31/98
                                                               -----------------------------      -----------------------------
Technology                                                                 23.20                              17.70

Consumer non-durables                                                      20.30                              24.20

Health care                                                                15.90                              12.50

Communication services                                                     14.40                              10.10

Capital goods                                                              11.20                              11.60

Financial                                                                  10.00                              15.50

Energy                                                                      5.00                               7.80

Transportation                                                              0.00                               0.60

* PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

A COMPARISON WITH THE STANDARD AND POOR'S 500 STOCK INDEX*

Data shows the percentage of the common stocks in the portfolio that each sector of Kemper Classic Growth Fund represented on October 31, 1999, compared to the industry sectors that make up the fund's benchmark, the Standard & Poor's 500 Stock Index.

                   [STANDARD AND POOR'S COMPARISON BAR GRAPH]

                                                               KEMPER CLASSIC GROWTH FUND ON
                                                                          10/31/99                  S&P 500 INDEX ON 10/31/99
                                                               -----------------------------        -------------------------
Technology                                                                 23.20                              24.50

Consumer non-durables                                                      20.30                              20.90

Health care                                                                15.90                              10.20

Communication services                                                     14.40                               8.40

Capital goods                                                              11.20                               8.80

Financial                                                                  10.00                              14.10

Energy                                                                      5.00                               6.30

Basic industries                                                            0.00                               3.20

Utilities                                                                   0.00                               2.80

Transportation                                                              0.00                               0.80

* Standard & Poor's 500 is an unmanaged capitalization-weighted price-only index comprised of the largest capitalized U.S. companies whose common stocks are traded in the United States. This large capitalization market oriented index is highly correlated with the S&P 500 Stock Index.

LARGEST HOLDINGS

KEMPER CLASSIC GROWTH FUND'S 10 LARGEST HOLDINGS*
Representing 26.1 percent of the fund's total portfolio on October 31, 1999

---------------------------------------------------------------------------------------
               HOLDINGS                                                         PERCENT
---------------------------------------------------------------------------------------
1.             MICROSOFT                     Develops, markets and supports a     3.4%
                                             variety of software, operating
                                             systems, language and application
                                             programs.
---------------------------------------------------------------------------------------

2.             INTEL                         Engaged in the design,               3.2%
                                             development, manufacture and sale
                                             of advanced semiconductor
                                             components.
---------------------------------------------------------------------------------------
3.             GENERAL ELECTRIC              A broadly diversified company        2.9%
                                             with major businesses in power
                                             generators, appliances, lighting,
                                             plastics, medical systems,
                                             aircraft engines, financial
                                             services and broadcasting.
---------------------------------------------------------------------------------------
4.             HOME DEPOT                    Operates retail stores carrying      2.6%
                                             building supplies and
                                             home-improvement products.
---------------------------------------------------------------------------------------
5.             MCI WORLDCOM                  Provides intrastate, interstate      2.6%
                                             and international long-distance
                                             voice and data services.
---------------------------------------------------------------------------------------

6.             ROYAL DUTCH PETROLEUM         Operations include the               2.4%
                                             exploration and processing of oil
                                             and natural gas. Other divisions
                                             are involved in the production of
                                             base and industrial chemicals.
---------------------------------------------------------------------------------------

7.             PROCTER & GAMBLE              Manufactures and distributes         2.4%
                                             household products, including
                                             food, diapers, and personal-care,
                                             laundry and cleaning products.
---------------------------------------------------------------------------------------
8.             FANNIE MAE                    A private corporation federally      2.2%
                                             chartered to provide financial
                                             products and services that
                                             increase the availability and
                                             affordability of housing to low,
                                             moderate and middle-income
                                             Americans.
---------------------------------------------------------------------------------------

9.             AMERICAN EXPRESS              Provider of financial services,      2.2%
                                             including financial planning,
                                             insurance, investment products
                                             and international banking.
                                             American Express also provides
                                             travel products and services.
---------------------------------------------------------------------------------------
10.            BRISTOL-MYERS SQUIBB          Produces and distributes             2.2%
                                             pharmaceutical products, medical
                                             devices, and health, beauty and
                                             household products.
---------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER CLASSIC GROWTH FUND
Portfolio of Investments as of October 31, 1999

-----------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL       MARKET
    REPURCHASE AGREEMENTS--2.8%                                                           AMOUNT ($)    VALUE ($)
-----------------------------------------------------------------------------------------------------------------------
                                             Repurchase Agreement with State Street Bank
                                               and Trust Company dated 10/29/1999 at
                                               5.2%, to be repurchased at $6,920,998 on
                                               11/1/1999, collateralized by a $6,955,000
                                               U.S. Treasury Note Inflationary Index,
                                               3.375%, 1/15/2007 (Cost $6,918,000)        6,918,000       6,918,000
                                             --------------------------------------------------------------------------

    COMMON STOCKS--97.2%                                                                    SHARES

    CONSUMER DISCRETIONARY--9.3%
    DEPARTMENT & CHAIN STORES--6.6%
                                             Dayton Hudson Corp.                             69,300       4,478,513
                                             Home Depot, Inc.                                87,900       6,636,450
                                             Wal-Mart Stores, Inc.                           64,400       3,650,675
                                             Walgreen Co.                                    74,000       1,863,875
                                             --------------------------------------------------------------------------
                                                                                                         16,629,513

    RECREATIONAL PRODUCTS--0.6%
                                             Premier Parks, Inc.*                            54,600       1,579,988
                                             --------------------------------------------------------------------------

    RESTAURANTS--1.4%
                                             McDonald's Corp.                                84,900       3,502,125
                                             --------------------------------------------------------------------------

    SPECIALTY RETAIL--0.7%
                                             Circuit City Stores Inc.                        42,200       1,801,413
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--7.7%
    ALCOHOL & TOBACCO--1.0%
                                             Anheuser-Busch Companies, Inc.*                 35,500       2,549,344
                                             --------------------------------------------------------------------------

    FOOD & BEVERAGE--2.4%
                                             Bestfoods                                       47,800       2,808,250
                                             PepsiCo, Inc.                                   94,400       3,274,500
                                             --------------------------------------------------------------------------
                                                                                                          6,082,750

    PACKAGE GOODS/ COSMETICS--4.3%
                                             Colgate-Palmolive Co.                           45,900       2,776,950
                                             Gillette Co.                                    52,300       1,892,606
                                             Procter & Gamble Co.                            57,500       6,030,313
                                             --------------------------------------------------------------------------
                                                                                                         10,699,869
-----------------------------------------------------------------------------------------------------------------------

    HEALTH--15.4%
    BIOTECHNOLOGY--2.7%
                                             Amgen Inc.*                                     16,800       1,339,800
                                             Genentech, Inc.*                                15,200       2,215,400
                                             Immunex Corp.*                                  29,700       1,871,100
                                             MedImmune, Inc.*                                13,000       1,456,000
                                             --------------------------------------------------------------------------
                                                                                                          6,882,300

    HEALTH INDUSTRY SERVICES--0.9%
                                             IMS Health Inc.                                 81,000       2,349,000
                                             --------------------------------------------------------------------------

    MEDICAL SUPPLY & SPECIALTY--2.2%
                                             Baxter International, Inc.                      62,450       4,051,444
                                             VISX Inc.*                                      23,200       1,451,450
                                             --------------------------------------------------------------------------
                                                                                                          5,502,894

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
                                                                                            SHARES      VALUE ($)
-----------------------------------------------------------------------------------------------------------------------
    PHARMACEUTICALS--9.6%
                                             Allergan, Inc.                                  26,700       2,866,913
                                             American Home Products Corp.                    61,100       3,192,475
                                             Bristol-Myers Squibb Co.                        70,400       5,407,600
                                             Johnson & Johnson                               22,200       2,325,450
                                             Pfizer, Inc.                                    75,000       2,962,500
                                             Schering-Plough Corp.                           49,500       2,450,250
                                             Warner-Lambert Co.                              61,200       4,884,525
                                             --------------------------------------------------------------------------
                                                                                                         24,089,713
-----------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--5.9%
    CELLULAR TELEPHONE--1.9%
                                             Nokia Oy "A" (ADR)                              41,600       4,807,400
                                             --------------------------------------------------------------------------

    TELEPHONE/ COMMUNICATIONS--4.0%
                                             Bell Atlantic Corp.                             53,450       3,470,907
                                             MCI WorldCom, Inc.*                             75,350       6,465,972
                                             --------------------------------------------------------------------------
                                                                                                          9,936,879
-----------------------------------------------------------------------------------------------------------------------

    FINANCIAL--9.8%
    INSURANCE--3.0%
                                             AFLAC, Inc.                                     50,000       2,556,250
                                             American International Group, Inc.              47,350       4,874,091
                                             --------------------------------------------------------------------------
                                                                                                          7,430,341

    CONSUMER FINANCE--4.6%
                                             American Express Credit Corp.                   35,300       5,436,200
                                             Associates First Capital Corp.                  59,300       2,164,450
                                             Citigroup, Inc.                                 70,650       3,823,931
                                             --------------------------------------------------------------------------
                                                                                                         11,424,581

    OTHER FINANCIAL COMPANIES--2.2%
                                             Federal National Mortgage Association           78,200       5,532,650
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    MEDIA--8.2%
    ADVERTISING--1.6%
                                             Omnicom Group, Inc.                             46,200       4,065,600
                                             --------------------------------------------------------------------------

    BROADCASTING & ENTERTAINMENT--1.8%
                                             Infinity Broadcasting Corp.*                    62,400       2,156,700
                                             Viacom Inc. "B"*                                52,100       2,331,475
                                             --------------------------------------------------------------------------
                                                                                                          4,488,175

    CABLE TELEVISION--3.3%
                                             AT&T Corp-- Liberty Media Group*               126,400       5,016,500
                                             Comcast Corp. "A"                               80,000       3,370,000
                                             --------------------------------------------------------------------------
                                                                                                          8,386,500

    PRINT MEDIA--1.4%
                                             Tribune Co.                                     58,900       3,534,000
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--2.7%
    EDP SERVICES
                                             Automatic Data Processing, Inc.                 67,500       3,252,656
                                             Electronic Data Systems Corp.                   60,200       3,521,700
                                             --------------------------------------------------------------------------
                                                                                                          6,774,356
-----------------------------------------------------------------------------------------------------------------------

    DURABLES--2.9%
    AEROSPACE--0.9%
                                             United Technologies Corp.                       37,600       2,274,800
                                             --------------------------------------------------------------------------

    TELECOMMUNICATIONS EQUIPMENT--2.0%
                                             Lucent Technologies, Inc.                       81,100       5,210,675
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--7.9%
    DIVERSIFIED MANUFACTURING--4.9%
                                             General Electric Co.                            53,700       7,279,706
                                             Textron, Inc.                                   26,700       2,060,906
                                             Tyco International Ltd. (New)                   75,000       2,995,312
                                             --------------------------------------------------------------------------
                                                                                                         12,335,924

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
                                                                                            SHARES      VALUE ($)
-----------------------------------------------------------------------------------------------------------------------

    ELECTRICAL PRODUCTS--0.9%
                                             Emerson Electric Co.                            37,000       2,222,312
                                             --------------------------------------------------------------------------

    INDUSTRIAL SPECIALTY--2.1%
                                             Corning, Inc.                                   66,400       5,220,700
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY 22.5%
    COMPUTER SOFTWARE--7.5%
                                             America Online Inc.*                            40,500       5,252,344
                                             Electronic Arts Inc.*                           18,100       1,462,706
                                             Microsoft Corp.*                                91,500       8,469,469
                                             Oracle Systems Corp.*                           76,100       3,619,506
                                             --------------------------------------------------------------------------
                                                                                                         18,804,025

    DIVERSE ELECTRONIC PRODUCTS--2.8%
                                             Applied Materials, Inc.*                        48,200       4,328,963
                                             Motorola, Inc.                                  27,700       2,699,019
                                             --------------------------------------------------------------------------
                                                                                                          7,027,982

    EDP PERIPHERALS--1.6%
                                             EMC Corp.*                                      55,100       4,022,300
                                             --------------------------------------------------------------------------

    ELECTRONIC COMPONENTS/
      DISTRIBUTORS--2.4%
                                             Broadcom Corp.*                                 15,200       1,942,750
                                             Cisco Systems, Inc.*                            54,900       4,062,600
                                             --------------------------------------------------------------------------
                                                                                                          6,005,350

    ELECTRONIC DATA PROCESSING--4.1%
                                             Hewlett-Packard Co.                             22,300       1,651,594
                                             International Business Machines Corp.           40,400       3,974,350
                                             Sun Microsystems, Inc.*                         45,100       4,772,144
                                             --------------------------------------------------------------------------
                                                                                                         10,398,088

    SEMICONDUCTORS--4.0%
                                             Intel Corp.                                    105,140       8,141,778
                                             Xilinx, Inc.*                                   24,500       1,926,313
                                             --------------------------------------------------------------------------
                                                                                                         10,068,091
-----------------------------------------------------------------------------------------------------------------------

    ENERGY--4.9%
    OIL & GAS PRODUCTION--2.4%
                                             Royal Dutch Petroleum Co. (New York shares)    101,300       6,071,669
                                             --------------------------------------------------------------------------

    OIL COMPANIES--1.1%
                                             Mobil Corp.                                     29,700       2,866,050
                                             --------------------------------------------------------------------------

    OILFIELD SERVICES/ EQUIPMENT--1.3%
                                             Schlumberger Ltd.                               54,500       3,300,656
                                             --------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS--97.2%
                                             (Cost $195,918,762)                                        243,878,013
                                             --------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $202,836,762)(a)                                     250,796,013
                                             --------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

  * Non-income producing security.

(a) The cost for federal income tax purposes was $203,204,299. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $47,591,714. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $50,447,640 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,855,926.

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of October 31, 1999

----------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------
Investments,
at market (identified cost $202,836,762)                        $250,796,013
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      422,614
----------------------------------------------------------------------------
Dividends and interest receivable                                    115,688
----------------------------------------------------------------------------
Deferred organization expenses                                        12,980
----------------------------------------------------------------------------
Other assets                                                              87
----------------------------------------------------------------------------
    TOTAL ASSETS                                                 251,347,382
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 LIABILITIES
----------------------------------------------------------------------------
Due to custodian bank                                                    813
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     360,815
----------------------------------------------------------------------------
Accrued management fee                                                86,750
----------------------------------------------------------------------------
Other payables and accrued expenses                                  525,386
----------------------------------------------------------------------------
  Total liabilities                                                  973,764
----------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                     $250,373,618
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------
Net assets consist of:
  Unrealized appreciation (depreciation) on investments           47,959,251
----------------------------------------------------------------------------
  Accumulated net realized gain (loss)                            11,647,274
----------------------------------------------------------------------------
  Paid-in capital                                                190,767,093
----------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                     $250,373,618
----------------------------------------------------------------------------
 NET ASSET VALUE
CLASS A SHARES
  Net asset value and redemption price per share
  ($62,624,202/2,577,236 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $24.30
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $24.30)              $25.78
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value offering and redemption price (subject to
  contingent deferred sales change) per share
  ($37,439,981/1,561,446 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $23.98
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value offering and redemption price (subject to
  contingent deferred sales change) per share
  ($7,124,893/297,185 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $23.97
----------------------------------------------------------------------------
CLASS S SHARES
  Net asset value, offering and redemption price per share
  ($143,184,542/5,916,346 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $24.20
----------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

                                                                   TWO MONTHS
                                                                     ENDED            YEAR ENDED
                                                                OCTOBER 31, 1999    AUGUST 31, 1999
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------
Income:
  Dividends (net of foreign taxes withheld of $23 and
  $26,929, respectively)                                          $   257,469         $ 1,623,231
---------------------------------------------------------------------------------------------------
  Interest                                                             60,060             431,526
---------------------------------------------------------------------------------------------------
                                                                      317,529           2,054,757
---------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                      268,928           1,307,022
---------------------------------------------------------------------------------------------------
  Services to shareholders                                            240,776           1,454,320
---------------------------------------------------------------------------------------------------
  Custodian and accounting fees                                        19,672             109,414
---------------------------------------------------------------------------------------------------
  Distribution service fees                                            48,220             184,290
---------------------------------------------------------------------------------------------------
  Administrative services fees                                         39,857             137,913
---------------------------------------------------------------------------------------------------
  Trustees' fees and expenses                                           6,893              35,708
---------------------------------------------------------------------------------------------------
  Auditing                                                             33,306              21,670
---------------------------------------------------------------------------------------------------
  Registration fees                                                    20,374             128,855
---------------------------------------------------------------------------------------------------
  Reports to shareholders                                              24,980             114,028
---------------------------------------------------------------------------------------------------
  Legal                                                                 2,013              13,482
---------------------------------------------------------------------------------------------------
  Amortization of organization expense                                    801               4,073
---------------------------------------------------------------------------------------------------
  Other                                                                 2,011              42,873
---------------------------------------------------------------------------------------------------
    Total expenses before reductions                                  707,831           3,553,648
---------------------------------------------------------------------------------------------------
  Expense reductions                                                  (96,752)           (566,549)
---------------------------------------------------------------------------------------------------
    Expenses, net                                                     611,079           2,987,099
---------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                       (293,550)           (932,342)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments                           2,343,968           9,396,870
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
  on investments                                                   14,900,813          44,795,107
---------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS                         17,244,781          54,191,977
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                        $16,951,231         $53,259,635
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   TWO MONTHS          YEARS ENDED AUGUST 31,
                                                                     ENDED          -----------------------------
                                                                OCTOBER 31, 1999        1999             1998
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                                    $   (293,550)     $    (932,342)   $     16,867
-----------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on investment transactions                2,343,968          9,396,870       6,411,034
-----------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) on investment
    transactions during the period                                  14,900,813         44,795,107     (18,592,485)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                        16,951,231         53,259,635     (12,164,584)
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income -- Class S                                          --                 --        (134,261)
-----------------------------------------------------------------------------------------------------------------
  Net realized gains -- Class S                                             --         (4,994,696)     (1,093,271)
-----------------------------------------------------------------------------------------------------------------
  Net realized gains -- Class A                                             --           (734,391)             --
-----------------------------------------------------------------------------------------------------------------
  Net realized gains -- Class B                                             --           (597,986)             --
-----------------------------------------------------------------------------------------------------------------
  Net realized gains -- Class C                                             --            (91,871)             --
-----------------------------------------------------------------------------------------------------------------
Fund share transactions:
  Proceeds from shares sold                                         22,858,479        167,868,674     123,389,959
-----------------------------------------------------------------------------------------------------------------
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                           --          6,289,899       1,215,373
-----------------------------------------------------------------------------------------------------------------
  Cost of shares redeemed                                          (13,479,531)      (114,518,626)    (46,876,198)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
  TRANSACTIONS                                                       9,378,948         59,639,947      77,729,134
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                   26,330,179        106,480,638      64,337,018
-----------------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                  224,043,439        117,562,801      53,225,783
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                       $250,373,618      $ 224,043,439    $117,562,801
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                                ------------------------------------------------------
                                                                                       CLASS A
                                                                ------------------------------------------------------
                                                                  FOR THE
                                                                PERIOD ENDED               YEARS ENDED AUGUST 31,
                                                                OCTOBER 31,            -------------------------------
                                                                    1999                1999            1998(B)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $22.63            $16.62           $ 20.30
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (.02)             (.04)              .01
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
    transactions                                                       1.69              6.86             (3.69)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.67              6.82             (3.68)
----------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains on investment
  transactions                                                           --              (.81)               --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $24.30            $22.63           $ 16.62
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C) (D)                                               7.38 **          41.54            (18.13)**

 RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                                 62.6              54.7               7.2
----------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses, net, to average daily net
  assets (%)                                                           1.27 *            1.24              1.24 *
----------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions, to
  average daily net assets (%)                                         1.52 *            1.65              1.74 *
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
  assets (%)                                                           (.44)*            (.17)              .10 *
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              58 *              68                49
----------------------------------------------------------------------------------------------------------------------

                                                                ------------------------------------------------------
                                                                                       CLASS B
                                                                ------------------------------------------------------
                                                                  FOR THE
                                                                PERIOD ENDED               YEARS ENDED AUGUST 31,
                                                                OCTOBER 31,            -------------------------------
                                                                    1999                1999            1998(B)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $22.37              $16.57           $ 20.30
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (.05)               (.22)              .05
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
    transactions                                                     1.66                6.83             (3.68)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.61                6.61             (3.73)
----------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains on investment
  transactions                                                         --                (.81)               --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $23.98              $22.37           $ 16.57
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C) (D)                                             7.20 **            40.30            (18.37)**

 RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                               37.4                30.5               5.9
----------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses, net, to average daily net
  assets (%)                                                         2.22 *              2.12              2.12 *
----------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions, to
  average daily net assets (%)                                       2.47 *              2.51              2.52 *
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
  assets (%)                                                        (1.38)*             (1.04)             (.79)*
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                            58 *                68                49
----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                               --------------------------------------------------------
                                                                                       CLASS C
                                                               --------------------------------------------------------
                                                               FOR THE PERIOD
                                                                   ENDED                 YEARS ENDED AUGUST 31,
                                                                OCTOBER 31,             ------------------------
                                                                    1999                 1999            1998(B)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $22.38               $16.57           $ 20.30
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (.07)                (.22)             (.05)
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                       1.66                 6.84             (3.68)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.59                 6.62             (3.73)
-----------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains on investment
transactions                                                           --                 (.81)               --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $23.97                22.38             16.57
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                               7.10 **             40.42            (18.37)**

 RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                                7.1                  5.6                .9
-----------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses, net, to average daily net
assets (%)                                                           2.69 *               2.09              2.09 *
-----------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions, to
average daily net assets (%)                                         2.94 *               2.88              3.00 *
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
assets (%)                                                          (1.86)**             (1.02)             (.73)*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                            58 *                 68                49
-----------------------------------------------------------------------------------------------------------------------

(a)Based on monthly average shares outstanding during the period.

(b)For the period April 16, 1998 (commencement of sale of Class A, B and C shares) to August 31, 1998.

(c)Total return would have been lower had certain expenses not been reduced.

(d)Total return does not reflect the effect of any sales charges.

 * Annualized

** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

Classic Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On August 10, 1999, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to October 31 from August 31.

Effective April 16, 1998, the Fund changed its name from Scudder Classic Growth Fund to Classic Growth Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Classic Growth Fund outstanding on that date were redesignated Class S Shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

NOTES TO FINANCIAL STATEMENTS

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------
2 PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------

For the two months ended October 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $28,998,266 and $21,732,018, respectively. During the year ended August 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $178,602,008 and $121,482,661, respectively.

--------------------------------------------------------------------------------
3 RELATED PARTIES
--------------------------------------------------------------------------------

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser") the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other

NOTES TO FINANCIAL STATEMENTS

contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Effective April 16, 1998, the Adviser has agreed to waive .25% of its management fee until December 31, 1999. For the two months ended October 31, 1999, the Adviser did not impose a portion of its management fee amounting to $96,046, and the fee imposed amounted to $172,882, of which $86,750 is unpaid at October 31, 1999. For the year ended August 31, 1999, the Adviser did not impose a portion of its management fee amounting to $466,794, and the fee imposed amounted to $840,228.

DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the two months ended October 31, 1999, the Distribution Fee was as follows:

                                                 TOTAL          UNPAID AT
DISTRIBUTION FEE                               AGGREGATED    OCTOBER 31, 1999
----------------                               ----------    ----------------
Class B                                         $40,572          $28,916
Class C                                           7,648           10,513
                                                -------          -------
                                                $48,220          $39,429
                                                =======          =======

For the year ended August 31, 1999, the Distribution Fee was as follows:

                                                 TOTAL         FEES WAIVED
DISTRIBUTION FEE                               AGGREGATED         BY KDI
----------------                               ----------      -----------
Class B                                         $158,298         $    --
Class C                                           25,992          10,314
                                                --------         -------
                                                $184,290         $10,314
                                                ========         =======

UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the two months ended October 31, 1999 aggregated $19,655, of which $9,466 was paid to other firms. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 1999 aggregated $514,882, of which $475,896 was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the two months ended October 31, 1999, the CDSC for Classes B and C aggregated $10,506 and $49, respectively. For the year ended August 31, 1999, the CDSC for Classes B and C aggregated $72,290 and $2,116, respectively.

ADMINISTRATIVE SERVICE FEES. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of

NOTES TO FINANCIAL STATEMENTS

average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the two months ended October 31, 1999, the Administrative Services Fee was as follows:

                                                 TOTAL          UNPAID AT
ADMINISTRATIVE SERVICE FEE                     AGGREGATED    OCTOBER 31, 1999
--------------------------                     ----------    ----------------
Class A                                         $23,784          $18,107
Class B                                          13,524            2,117
Class C                                           2,549            1,060
                                                -------          -------
                                                $39,857          $21,284
                                                =======          =======

For the year ended August 31, 1999, the Administrative Services Fee was as follows:

                                                 TOTAL         FEES WAIVED
ADMINISTRATIVE SERVICE FEE                     AGGREGATED         BY KDI
--------------------------                     ----------      -----------
Class A                                         $ 76,483         $49,784
Class B                                           52,766          30,993
Class C                                            8,664           8,664
                                                --------         -------
                                                $137,913         $89,441
                                                ========         =======

SHAREHOLDER SERVICES FEES. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the two months ended October 31, 1999, the amount charged to Classes A, B and C by KSC aggregated $27,727, $25,982, and $10,244, respectively, of which $55,125 is unpaid at October 31, 1999. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Class S Shares. For the two months ended October 31, 1999 the amount charged to the Class S Shares by SSC for shareholder services aggregated $40,842, all of which is unpaid at October 31, 1999. For the year ended August 31, 1999, the amount charged to Classes A, B and C by KSC aggregated $109,888, $84,916, and $30,807, respectively. For the year ended August 31, 1999 the amount charged to the Class S Shares by SSC for shareholder services aggregated $285,028.

The Class S Shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the two months ended October 31, 1999, the Special Servicing Agreement expense charged to the Class S Shares amounted to $107,735, $147,907 of which is unpaid at October 31, 1999. For the year ended August 31, 1999, the Special Servicing Agreement expense charged to the Class S Shares amounted to $742,760.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Class S Shares of the Fund. For the two months ended October 31, 1999, the amount charged to the Class S Shares by STC

NOTES TO FINANCIAL STATEMENTS

aggregated $12,256, all of which is unpaid at October 31, 1999. For the year ended August 31, 1999, the amount charged to the Class S Shares by STC aggregated $58,712.

FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the two months ended October 31, 1999, the amount charged to the Fund by SFAC aggregated $17,040, all of which is unpaid at October 31, 1999. For the year ended August 31, 1999, the amount charged to the Fund by SFAC aggregated $99,733.

TRUSTEES FEES. The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the two months ended October 31, 1999, the Trustees fees and expenses aggregated $6,893. For the year ended August 31, 1999, the Trustees fees and expenses aggregated $35,708.

--------------------------------------------------------------------------------
4 EXPENSE OFF-SET ARRANGEMENTS
--------------------------------------------------------------------------------

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $3 and $703, respectively under these arrangements.

--------------------------------------------------------------------------------
5 LINE OF CREDIT
--------------------------------------------------------------------------------

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
6 SHARE TRANSACTIONS
--------------------------------------------------------------------------------

The following tables summarizes shares of beneficial interest and dollar activity in the Fund:

                            TWO MONTHS ENDED                   YEAR ENDED
                            OCTOBER 31, 1999                 AUGUST 31, 1999
                       --------------------------      ---------------------------
                         SHARES        DOLLARS           SHARES         DOLLARS
----------------------------------------------------------------------------------
SHARES SOLD
----------------------------------------------------------------------------------
 Class A                  467,676    $ 10,792,550       4,181,810    $  89,719,684
----------------------------------------------------------------------------------
 Class B                  282,287       6,387,191       1,703,242       35,213,582
----------------------------------------------------------------------------------
 Class C                   57,839       1,310,236         290,638        6,120,954
----------------------------------------------------------------------------------
 Class S                  191,253       4,368,502       1,767,053       36,814,454
----------------------------------------------------------------------------------
                          999,055    $ 22,858,479       7,942,743    $ 167,868,674
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
 SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
----------------------------------------------------------------------------------
 Class A                       --              --          34,363    $     700,664
----------------------------------------------------------------------------------
 Class B                       --              --          28,770          583,153
----------------------------------------------------------------------------------
 Class C                       --              --           4,331           87,827
----------------------------------------------------------------------------------
 Class S                       --              --         241,446        4,918,255
----------------------------------------------------------------------------------
                               --              --         308,910    $   6,289,899
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
 SHARES REDEEMED
----------------------------------------------------------------------------------
 Class A                 (307,088)   $ (7,090,317)     (2,232,659)   $ (48,175,880)
----------------------------------------------------------------------------------
 Class B                  (83,158)     (1,889,264)       (727,039)     (15,294,433)
----------------------------------------------------------------------------------
 Class C                  (11,341)       (257,377)        (99,616)      (2,138,727)
----------------------------------------------------------------------------------
 Class S                 (186,095)     (4,242,573)     (2,330,780)     (48,909,586)
----------------------------------------------------------------------------------
                         (587,682)   $(13,479,531)     (5,390,094)   $(114,518,626)
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
 NET INCREASE (DECREASE)
----------------------------------------------------------------------------------
 Class A                  160,588    $  3,702,233       1,983,514    $  42,244,468
----------------------------------------------------------------------------------
 Class B                  199,129       4,497,927       1,004,973       20,502,302
----------------------------------------------------------------------------------
 Class C                   46,498       1,052,859         195,353        4,070,054
----------------------------------------------------------------------------------
 Class S                    5,158         125,929        (322,281)      (7,176,877)
----------------------------------------------------------------------------------
                          411,373    $  9,378,948       2,861,559    $  59,639,947
----------------------------------------------------------------------------------

Notes to FINANCIAL STATEMENTS

                                                                                             PERIOD ENDED
                                                                                            AUGUST 31, 1998
                                                                                     -----------------------------
                                                                                       SHARES           DOLLARS
                                       SHARES SOLD
                                        Class A                                         686,665       $ 13,861,440
                                       ---------------------------------------------------------------------------
                                        Class B                                         388,134          7,520,415
                                       ---------------------------------------------------------------------------
                                        Class C                                          59,192          1,143,056
                                       ---------------------------------------------------------------------------
                                        Class S                                       5,261,810        100,865,048
                                       ---------------------------------------------------------------------------
                                                                                      6,395,801       $123,389,959
                                       ---------------------------------------------------------------------------
                                        SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                        Class A                                              --       $         --
                                       ---------------------------------------------------------------------------
                                        Class B                                              --                 --
                                       ---------------------------------------------------------------------------
                                        Class C                                              --                 --
                                       ---------------------------------------------------------------------------
                                        Class S                                          70,172          1,215,373
                                       ---------------------------------------------------------------------------
                                                                                         70,172       $  1,215,373
                                       ---------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                                        (253,531)      $ (5,236,843)
                                       ---------------------------------------------------------------------------
                                        Class B                                         (30,790)          (608,304)
                                       ---------------------------------------------------------------------------
                                        Class C                                          (3,858)           (81,660)
                                       ---------------------------------------------------------------------------
                                        Class S                                      (2,160,627)       (40,949,391)
                                       ---------------------------------------------------------------------------
                                                                                     (2,448,806)      $(46,876,198)
                                       ---------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        Class A                                         433,134       $  8,624,597
                                       ---------------------------------------------------------------------------
                                        Class B                                         357,344          6,912,111
                                       ---------------------------------------------------------------------------
                                        Class C                                          55,334          1,061,396
                                       ---------------------------------------------------------------------------
                                        Class S                                       3,171,355         61,131,030
                                       ---------------------------------------------------------------------------
                                                                                      4,017,167       $ 77,729,134
                                       ---------------------------------------------------------------------------

 TAX INFORMATION (UNAUDITED)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,500,000 as capital gain dividends for its year ended October 31, 1999, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF INVESTMENT TRUST AND TO THE CLASS A,
CLASS B AND CLASS C SHAREHOLDERS OF CLASSIC GROWTH FUND:

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, Class B and Class C shares present fairly, in all material respects, the financial position of Classic Growth Fund (formerly Scudder Classic Growth Fund) (the "Fund") at October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the Class A, Class B and Class C shares for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and the Class A, Class B and Class C financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

                                          Boston, Massachusetts

                                          December 10, 1999

TRUSTEES & OFFICERS


TRUSTEES                      OFFICERS

LYNN S. BIRDSONG              BRUCE F. BEATY                 JOHN R. HEBBLE
President and Trustee         Vice President                 Treasurer

HENRY P. BECTON, JR.          JENNIFER P. CARTER             CAROLINE PEARSON
Trustee                       Vice President                 Assistant Secretary

DAWN-MARIE DRISCOLL           MAC EYSENBACH
Trustee                       Vice President

PETER B. FREEMAN              WILLIAM F. GADSDEN
Trustee                       Vice President

GEORGE M. LOVEJOY, JR.        VALERIE F. MALTER
Trustee                       Vice President

WESLEY W. MARPLE, JR.         KATHLEEN T. MILLARD
Trustee                       Vice President

JEAN C. TEMPEL                JOHN MILLETTE
Trustee                       Vice President and
                              Secretary
KATHRYN L. QUIRK
Trustee, Vice President       ANN M. MCCREARY
and Assistant Secretary       Vice President

                              ROBERT TYMOCZKO
                              Vice President



----------------------------------------------------------------------------------------------
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
----------------------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICE      KEMPER SERVICE COMPANY
AGENT                                 P.O. Box 219557
                                      Kansas City, MO 64121
----------------------------------------------------------------------------------------------
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
----------------------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS               PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 02110
----------------------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606-5808
                                      www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Growth Style Fund prospectus.
KCGF-2 (12/28/99) 1100590